As filed with the U.S. Securities and Exchange Commission on December 30, 2019

File No.  333-191495

File No.  811-22895

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 86

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

AMENDMENT NO. 87

Capitol Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of Principal Executive Offices, Zip Code)

513-587-3400

(Registrant’s Telephone Number, including Area Code)

Matthew J. Miller

President and Chief Executive Officer

Capitol Series Trust

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copy to:

Caleb C.B. DuBois

Thomas G. Sheehan

Bernstein, Shur, Sawyer & Nelson, P.A.

100 Middle Street

P.O. Box 9729

Portland, Maine 04104-5029

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)

on [] pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HEDEKER STRATEGIC APPRECIATION FUND

Institutional Shares – SAFFX

PROSPECTUS
December 30, 2019

Hedeker Wealth LLC
One Overlook Point
Suite 610
Lincolnshire, Illinois 60069
1-800-657-4450

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this
Prospectus. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Hedeker Strategic Appreciation Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 657-4450 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 657-4450. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

SUMMARY SECTION

Investment Objective

The investment objective of the Hedeker Strategic Appreciation Fund (the “Fund”) is to seek superior risk-adjusted returns over a market cycle.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.01%
Total Annual Operating Expenses(1)	1.42%

(1)

Total Annual Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund, but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$145	$449	$776	$1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover for the fiscal year ended August 31, 2019 was 121% of the average value of its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to invest its assets (plus borrowings for investment purposes) primarily in U.S. and foreign convertible securities. All such securities will generally be U.S. dollar denominated convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include fixed-income securities and preferred stocks that are convertible into common stock, as well as fixed income securities with warrants or common stock attached. While the Adviser will invest primarily in publicly traded convertible securities, it may also invest in unregistered convertible securities. The Fund may also invest a significant portion of the Fund’s total assets in cash or cash equivalents, such as money market instruments, if the Adviser is unable to find attractive investment opportunities.

A majority of the Fund’s assets will be invested in convertible securities that have credit ratings that are below investment grade or are not rated. These types of securities are commonly referred to as “junk bonds” and are considered speculative investments. In addition, many of the convertible securities in which the Fund invests will be issued by small- or medium-sized companies located in foreign and emerging markets.

The Adviser uses a combination of fundamental analysis and quantitative techniques to select convertible securities for the Fund that it considers to generate superior risk-adjusted returns. This means that the Adviser seeks to invest in convertible securities that generate a positive investment return over a market cycle while seeking to minimize the amount of risk that is involved in generating that profit. The financial markets are inherently cyclical. Pricing behavior for a complete market cycle exhibits a contraction, recovery and expansion. A market cycle is the period between the two latest highs or lows of the S&P 500, showing the performance of a fund through both an up and a down market. Generally, a high point is 20% above the lowest point and a low point is 20% below the highest point. The Adviser analyzes many factors in determining whether a convertible security possesses the potential for superior risk-adjusted returns, including, but not limited to: interest rates, the overall state of the economy, the issuer’s financial condition, the issuer’s earnings outlook, the issuer’s management team, the issuer’s

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industry position and strategy, the issuer’s credit rating, expected changes in the issuer’s credit rating, market activity, the issuer’s past prices, and the volume of the issuer’s past issuances. The Adviser invests predominantly in convertible securities possessing an attractive combination of conversion and income features—true hybrid securities—and generally sells the securities when their characteristics become too similar to those of nonconvertible bonds or common stocks. This means that the Adviser will generally sell convertible securities when they lose their bond protection (i.e., they are not “at the money” and trade like regular bonds) and when they lose their potential for equity appreciation (i.e., they are “at the money” and trade like regular stocks).

The Adviser may also engage in convertible arbitrage as a mechanism designed to provide the flexibility to adjust the portfolio’s delta, volatility, interest rate, and credit exposure. Delta is defined as the ratio comparing the change in price of the convertible security to the price of the underlying stock. Convertible arbitrage involves hedging a portion of the equity and default risk inherent in convertible securities, but may also be used to enhance total return. The Adviser will generally conduct such arbitrage by selling short the common stock associated with the given convertible security. However, the Adviser may also seek to accomplish this arbitrage by investing in a variety of derivatives and other securities. These alternatives include, but are not limited to 1) forwards and future contracts that provide long or short exposure to other credit obligations; 2) options; 3) swaps, including total return, credit default, and index swaps; and 4) exchange traded funds/notes. Such arbitrage may result in both long and short exposure to credit-related instruments, may involve frequent trading, and may result in leverage. This convertible arbitrage strategy is intended to offer investors the potential for yield and capital appreciation with less risk than traditional stocks and bonds due to a portion of the default risk of the convertible securities being hedged.

The Fund may also invest in non-convertible securities such as U.S. and foreign common stocks and preferred stocks, exchange traded funds (“ETFs”), fixed income securities, U.S. government obligations, and Treasury securities.

Principal Investment Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. The Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Call Risk. Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield.

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Convertible Arbitrage Risk. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk, generally by selling short the underlying common stock. Employing arbitrage and alternative strategies involves the risk that anticipated opportunities may not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades. Convertible arbitrage is further subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Convertible Securities Risk. Convertible securities may be illiquid and difficult to value and may be subject to greater credit risk than other securities.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Credit Risk. An issuer or counterparty may default on its obligations.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. The value of foreign currencies can change rapidly and unexpectedly.

Derivatives Risk. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund’s use of derivatives may also expose the Fund to greater or different risks, including the following:

Correlation Risk. The risk of imperfect correlation between the value of these instruments and the underlying assets.

Credit Derivative Risk. The risk that a credit derivative position, such as a credit default swap, may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

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Forwards, Futures, Options, and Swaps Risk. Forwards, futures, options and swaps transactions involve a risk of loss or depreciation due to: unanticipated adverse changes in the underlying asset’s prices; the inability to close out a position; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so.

Hedging Risk. The risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically involve expenses.

Segregation Risk. The risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Volatility Risk. The risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk. The equity securities held in the Fund’s portfolio may experience unpredictable drops in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Exchange-Traded Fund (“ETF”) Risk. The market price of an ETF fluctuates based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

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Exchange-Traded Notes (“ETN”) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. The ETNs are synthetic, and the Fund has no claim on the reference assets. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, interest rate risk, leverage risk and tax risk.

Fixed Income Securities Risk. Fixed income securities, such as corporate bonds, municipal bonds, commercial paper, notes, and debentures are subject to call risk, credit risk, interest rate risk, and prepayment/extension risk.

Foreign Security and Emerging Markets Risk. Foreign investments are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income as compared to developed countries. Emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders and economies based on only a few industries.

Interest Rate Risk. An increase in interest rates typically causes a fall in the value of the securities in which the Fund may invest. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company’s common stock, also known as being “out of the money,” and are less sensitive to interest rate changes as the price of the issuing company’s stock approaches the predetermined conversion price.

Leverage Risk. Certain derivative transactions, such as those involving borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

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Liquidity Risk. Liquidity risk is the risk that the Fund may not be able to sell a security at an advantageous time, causing a delay or sale below fair value

Management Risk. The Adviser’s judgments, tenure, and operational and investment decisions could impair the value of the Fund. The Adviser’s opinion about the attractiveness, the value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. Poor security selection by the Adviser may cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives. There can be no assurance that the Adviser will be successful in helping the Fund grow to maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Market Risk. Movements in the securities markets may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”). A decline in overall stock prices may cause the prices of convertible securities to decline.

Medium/Small Company Risk. Smaller companies involve greater risk of loss and price fluctuation than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price.

Non-Investment Grade Securities Risk. Non-Investment Grade Securities or “Junk Bonds” are generally subject to greater market, credit and liquidity risks than Investment Grade Securities and are considered speculative with respect to the issuer’s ability to make principal and interest payments.

Portfolio Turnover Risk. The Fund may sell securities without regard to the length of time they have been held. A high portfolio turnover rate (100% or more) increases a Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Fund’s performance.

Preferred Stock Risk. Preferred stock is subject to many of the risks associated with fixed-income securities (such as interest rate risk, call risk, credit risk, and prepayment/extension risk). In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities

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would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Performance

The bar chart and average annual total returns table below illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Call 1-(800)-657-4450 or visit www.hedekerwealth.com for current performance information.

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The bar chart shows the changes in annual total returns on a calendar year-by-year basis for the Fund’s Institutional Shares.

Total Return for the Calendar Year Ended December 31

During the period shown in the bar chart, the highest return for a quarter was 3.21% for the quarter ended June 30, 2018 and the lowest return for a quarter was (9.50)% for the quarter ended December 31, 2018. The Fund’s Institutional Shares year-to-date return as of November 30, 2019 was 10.64%.

The average annual total returns table shows how the Fund’s average annual returns compare with those of its benchmark, the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

Average Annual Total Returns for the periods ended December 31, 2018

	1 Year	Since inception(1)
Hedeker Strategic Appreciation Fund – Institutional Shares
Return Before Taxes	-4.68%	-1.54%
Return After Taxes on Distributions(2)(3)	-5.60%	-2.58%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-2.64%	-1.55%
Barclays Capital U.S. Intermediate Government/Credit Bond Index(4)	0.88%	1.72%

(1)	The inception of the Fund was December 21, 2016.

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(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(3)

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. An individual cannot invest directly in an index.

Portfolio Management

The Fund’s Adviser is Hedeker Wealth LLC (the “Adviser”). The Fund’s portfolio manager is Ryan Casaquite. He is responsible for the day-to-day management of the Fund’s portfolio and has managed the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Institutional Shares – $1,000 for all account types	By Mail:	Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707
Minimum Subsequent Investment
Institutional Shares – $100 for all account types	By Phone:	1-(800)-657-4450

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You may also be able to purchase and redeem shares through your broker-dealer, financial adviser or other financial intermediary (such as a bank or trust company) (each a “Financial Intermediary”). Please contact your Financial Intermediary directly to find out if Fund shares are available for purchase and sale through the Financial Intermediary and, if so, whether additional requirements apply.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary, the Fund and certain related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES

Overview of Fund

Objective	● Superior risk-adjusted returns over a market cycle.
Principal Investments

● The Fund pursues its investment objective by principally investing in U.S. and foreign convertible securities including fixed income securities and preferred stocks that are convertible into common stock, as well as fixed income securities with warrants or common stock attached.

● A majority of the Fund’s assets will be invested in convertible securities which have credit ratings that are below investment grade or are not rated. These types of securities are commonly referred to as “junk bonds” and are considered speculative investments. In addition, many of the convertible securities in which the Fund invests will be issued by small- or medium-sized companies located in foreign and emerging markets. The Fund considers “emerging markets” generally to include any country in the initial stages of industrialization and that generally has a low per capital income. Emerging markets countries include those defined or classified currently or in the future as an emerging market by the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, but may include other countries in the discretion of the Adviser.

● The Fund may also invest a significant portion of the Fund’s total assets in cash or cash equivalents, such as money market instruments, if the Adviser is unable to find attractive investment opportunities.

● The Fund may engage in convertible arbitrage, in which it sells securities short, or engages in a variety of other strategies to hedge its exposure to certain portfolio positions or to enhance total return. This may include, among instruments, options; swaps, including total return, credit default, and index swaps; forwards and futures contracts that provide long or short exposure to other credit obligations; ETFs/ETNs; and leverage.

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Other Permissible Investments

● Non-convertible securities such as U.S. and foreign common stocks and preferred stocks, Exchange Traded Funds, fixed income securities, U.S. Government Obligations, and Treasury Securities are also permissible investments.

Investment Goals	● Provide investors with the opportunity to participate in equity market growth while providing bond-like downside protection.

Investment Objective Updates

The Fund’s investment objective may be changed without shareholder approval.

Investment Process

Under normal circumstances, the Fund seeks to invest its assets (plus borrowings for investment purposes) primarily in U.S. and foreign convertible securities. All such securities will generally be U.S. dollar denominated convertible securities. These securities include fixed-income securities and preferred stocks that are convertible into common stock, as well as fixed income securities with warrants (which permit their owners to buy a specific amount of stock at a predetermined price) or common stock attached. These may be publicly traded registered securities, or may be unregistered securities. The Fund may also invest a significant portion of the Fund’s total assets in cash or cash equivalents such as money market instruments if the Adviser is unable to find investments with an attractive asymmetrical risk/return profile. An attractive asymmetrical risk/return profile means a return profile that has higher and larger positive return outcomes while also having lower and fewer negative return outcomes. This contrasts with the traditional risk-return tradeoff, which is the principle that potential return rises with an increase in risk. An attractive asymmetrical risk/return profile is achieved by identifying and selecting opportunities that have fewer scenarios where the investment has the potential to lose money and, if it does, the amount lost is contained; and more scenarios where the investment has the potential to gain money and, when it does, the amount gained is significant.

The Portfolio Manager relies on fundamental and quantitative analysis to select convertible securities for the Fund that it considers to have the most attractive asymmetrical risk/return profile. The Portfolio Manager reviews the universe of convertible securities and determines each company’s potential for success in light of various factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. Company creditworthiness is a key consideration in security selection. The Portfolio Manager applies a proprietary quantitative model to the subset of securities deemed attractive to determine which securities offer the most attractive possibility of returns. In combination with

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fundamental and quantitative factors, the Portfolio Manager tactically determines the best entry and exit point to maximize total return in the context of providing minimized downside risk. In an effort to minimize downside volatility, the Portfolio Manager generally sells the securities when their characteristics become too similar to those of nonconvertible bonds or common stocks.

The Portfolio Manager may also engage in convertible arbitrage as a hedging mechanism or to enhance total returns. When the Portfolio Manager believes that market conditions are appropriate, they may selectively hedge against certain portfolio positions in order to adjust the portfolio’s delta, volatility, interest rate, or credit exposure. Delta is defined as the ratio comparing the change in price of the convertible security to the price of the underlying stock. Generally, the Portfolio Manager will conduct such arbitrage by selling short the common stock into which the securities may be converted, but may also seek to accomplish this by investing in a variety of derivatives and other securities and strategies.

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The most common types of derivatives in which the Fund may invest are futures, forwards, options, and swaps. The Fund’s futures contracts may include futures on securities and securities indices. The Fund’s forward contracts may include forward currency contracts. The Fund’s options contracts may include options on securities, securities indices, and futures. The Fund may purchase or write options. The Fund’s swap agreements may include equity, interest rate, index, credit default and currency rate swap agreements. The Portfolio Manager may invest in derivatives to hedge or reduce its exposure to a portfolio asset or risk, to obtain leverage for that purpose, or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset. The Portfolio Manager may also invest in ETFs/ETNs.

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government Obligations, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. To the extent consistent with its investment policies and restrictions, the Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

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Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION REGARDING PRINCIPAL
INVESTMENT RISKS

Loss of money is a risk of investing in the Fund. In addition, investing in the Fund may be subject to the following principal risks.

Call Risk

Some fixed income securities give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bonds during a time of declining interest rates, the Fund may have to invest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the Fund’s “callable” issues may be more volatile.

Convertible Securities Risk

Convertible securities may be illiquid and difficult to value and may be subject to greater credit risk than other securities. Convertible securities are “hybrid” securities—that is, they have some characteristics of bonds and some characteristics of common stocks. Like a bond, a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal on a given date in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuer’s common stock at a “conversion price” specified when the convertible security is issued. Accordingly, the value of the convertible security increases (or decreases) with the price of the underlying common stock. Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s nonconvertible debt securities. When a convertible security’s predetermined conversion price is about the same as the price of the issuing company’s common stock, the convertible security tends to behave more like the common stock. In such a case, the convertible security’s price may be as volatile as that of the common stock.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through conversion or redemption) and replaced with new issues causes the convertible securities market to change more rapidly than other markets. For example, a concentration of available securities in a few economic

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sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures have increased the sensitivity of this market to the volatility of the equity markets and to the special risks of those innovations. The Fund is permitted to invest in securities with innovative structures, which have become more common in the convertible securities market. These include “mandatory-conversion” securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio. Mandatory-conversion securities may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Another example of innovative convertible securities is “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity; may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities; and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertible securities.

Counterparty Risk

The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Credit Risk

An issuer or counterparty may default on its obligations. In addition, the value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio securities. Generally, investment risk and price volatility increase as a security’s credit rating declines. If the issuer of a security fails to pay interest, dividends, or principal in a timely manner or if negative perceptions of the issuer’s ability to make such payments exist, this will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often do not have credit ratings or have credit ratings below investment grade. Convertible securities are normally considered “junior” securities—that is, the issuer usually must make required interest and principal payments on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments on its nonconvertible debt, the issuer’s convertible securities may decrease in value and be worth less than the purchase price. Reflecting the universe of convertible securities, most of the Fund’s rated holdings are below investment grade (commonly referred to as

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“junk bonds”), and may be unrated. These types of investments carry a high degree of risk and are considered speculative investments. Therefore, credit risk is greater for the Fund than for funds that invest in higher-grade securities.

Currency Risk

Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The value of foreign securities can change rapidly and unexpectedly. Suitable hedging instruments may not be available for all foreign currencies.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, including, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in

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the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders. The successful use of derivatives generally depends on the Adviser’s ability to predict market movements.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund’s use of derivatives may also expose the Fund to greater or different risks including the following:

Correlation Risk. The risk that derivative instruments may be mispriced or improperly valued and that changes in value of the derivatives may not correlate perfectly with the underlying asset or security.

Credit Derivative Risk. The risk associated with the use of credit derivatives, which is a highly specialized activity that involves strategies and risks different than those with ordinary portfolio security transactions. If the Adviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction and may be significant.

Forwards, Futures, Options, and Swaps Risk. Forwards, futures, options and swaps transactions involve a risk of loss or depreciation due to: unanticipated adverse changes in the underlying asset’s prices; the inability to close out a position; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so.

Hedging Risk. The risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains. Hedges may not be perfect and typically include expenses.

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Segregation Risk. The risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.

Volatility Risk. The risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Equity Risk

The possibility that the equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value, which could affect the value of the Fund’s shares and the total return on your investment. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Exchange-Trades Funds (“ETF”) Risk

The market price of an ETF fluctuates based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Exchange-Traded Notes (“ETN”) Risk

The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer whose returns are linked to a particular index. The ETNs are synthetic, and the Fund has no claim on the reference assets. ETNs held by the Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and

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unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee. The value of an ETN may be influenced by fluctuations in the values of the underlying assets or instruments, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying markets, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund will bear any fees and expenses associated with investment in ETNs, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings. Investments in ETNs may also subject the Fund to other risks, including credit and counterparty risk, interest rate risk, leverage risk and tax risk.

Fixed Income Securities Risk

Generally, fixed income securities, such as corporate bonds, municipal bonds, commercial paper, notes, and debentures, are subject to the following investment risks: Call Risk, Credit Risk, Interest Rate Risk, and Prepayment/Extension Risk.

Foreign Security and Emerging Markets Risk

Foreign investments are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. There may also be less governmental supervision of foreign issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies. In addition to the risks of foreign securities in general, emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.

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Interest Rate Risk

Since the Fund invests in fixed income securities, the value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the fixed income securities in which the Fund invests. The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company’s common stock, and are less sensitive to interest rate changes as the price of the issuing company’s stock approaches the predetermined conversion price. A low interest rate environment may increase the Fund’s exposure to risks associated with rising interest rates. If the Federal Reserve raises the federal funds rate, the Fund’s fixed income securities may experience heightened risks associated with rising interest rates.

Leverage Risk

Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and similar economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. The Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. Leverage may also involve the creation of liability that requires the Fund to pay interest. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Liquidity Risk

Liquidity risk is the risk that the Fund may not be able to sell a security at an advantageous time, causing a delay or sale below fair value. Liquidity risk may be magnified in an economic downturn or a rising interest rate environment.

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Management Risk

The Adviser’s judgments, tenure, operational and investment decisions could impair the value of the Fund. The Adviser’s opinion about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. Poor security selection by the Adviser may cause the Fund to underperform relevant benchmarks or other funds with similar investment objectives. The 1940 Act and the IRC impose numerous investment constraints on the operations of registered investment companies that may negatively impact the value of the Fund. There can be no assurance that the Adviser will be successful in helping the Fund grow to maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable to certain individual shareholders.

Market Risk

Securities markets can be volatile. The prices of securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the securities markets perform poorly. A decline in overall stock prices may cause the prices of convertible securities to decline. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. The Fund’s investments in securities that are convertible into foreign stocks may perform differently from their U.S. counterparts. The Fund’s NAV may decline as a result of this risk. When a convertible security’s predetermined conversion price is about the same as the price of the issuing company’s common stock, the convertible security tends to behave more like the common stock. In such a case, the convertible security’s price may be as volatile as that of the common stock.

Medium/Small Company Risk

Smaller companies involve greater risk of loss and price fluctuation than larger companies. Certain of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. Mid-cap and small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the

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Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Non-Investment Grade Securities Risk

Non-Investment Grade Securities or “Junk Bonds” are generally subject to greater market, credit and liquidity risks than Investment Grade Securities and are considered speculative with respect to the issuer’s ability to make principal and interest payments. The prices of Junk Bonds may fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

Portfolio Turnover Risk

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser believes either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year and may exceed 100%. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Preferred Stock Risk

Unlike interest payments on a fixed income security, dividend payments on preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining

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common stock values may also cause the value of the Fund’s investments to decline. Certain additional risks associated with preferred stock (such as, interest rate risk, call risk, credit risk, and prepayment/extension risk) could adversely affect investments in the Fund.

Rule 144A Securities Risk

The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Short Selling Risk

The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund’s returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund’s performance.

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash and/or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund’s broker. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

U.S. Government Obligations Risk

U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or

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instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

HOW TO BUY SHARES

Classes of Shares

The Fund currently offers one class of shares: Institutional Shares.

Institutional Shares. Institutional Shares are available for purchase by Financial Intermediaries on behalf of clients investing in the Fund through fee-based accounts, fee-based investment programs and mutual fund platforms. The minimum initial investment is $1,000. The minimum subsequent investment is $100 ($100 for automatic investment plan contributions). Institutional Shares are not subject to any 12b-1 fees. Institutional Shares are purchased at NAV.

The Fund reserves the right to change the above eligibility criteria. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and the Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a Financial Intermediary.

Institutional Shares can be purchased directly through the Fund’s distributor or a Financial Intermediary, which may charge transaction fees with respect to your purchase. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other Financial Intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the Financial Intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

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The Fund is required by law to obtain certain personal information from you, which will be used to verify your identity. When you open an account, the Fund must obtain your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow it to identify you. The Fund may also request to review other identifying documents such as a driver’s license or passport or documents showing the existence of a business entity. If you do not provide the personal information requested on the account application, the Fund may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if the Fund is unable to verify your identity, the Fund reserves the right to close your account or take such other steps as deemed reasonable. The Fund reserves the right to reject any purchase order.

Requests to purchase shares are processed at the NAV next calculated after we receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents and payment.

Initial Purchase

By Mail. Your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (in the applicable minimum amount) made payable to the Fund – reference Institutional Shares to ensure proper crediting to your account.

Mail the application and check to:

U.S. Mail: Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Overnight: Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

By Wire. You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-(800)-657-4450 to obtain instructions on how to set up your account and to obtain an account number.

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You must provide a signed application to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business. Any delays, which may occur in wiring money, including delays that may occur in processing by banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

A purchase will not be considered made until the corresponding check or wired money is received and the purchase is accepted by the Fund.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, telephone or automatic investment. Each additional mail purchase request must contain:

●	Your name;

●	The name on your account(s);

●	Your account number(s);

●	A wire or a check (in the applicable minimum amount) made payable to the Fund – reference Institutional Shares to ensure proper crediting to your account.

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” above. To send a bank wire or make purchases by telephone, call Shareholder Services at 1-(800)-657-4450 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

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Tax Sheltered Retirement Plans

Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services at 1-(800)-657-4450 for the procedure to open an IRA or SEP plan directly with the Fund, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at 1-(800)-657-4450. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $1,000. Cashier’s checks and bank official checks in amounts less than $1,000 will also be accepted for IRA transfers from other financial institutions. In both such cases, a 15 business day hold will be applied to the funds. This means that, while you may request a redemption during the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire.

The Fund has authorized certain Financial Intermediaries (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the Financial Intermediary to transmit orders promptly to the Fund’s transfer agent.

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HOW TO REDEEM SHARES

Requests to sell shares are processed at the NAV of the Fund next calculated after we or a Financial Intermediary receive your order in proper form. “Proper form” means that you have provided sufficient information to process your request as outlined in this Prospectus, including any required signatures, documents, payment and any applicable signature guarantees.

You may receive redemption payments in the form of a check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash, which is referred to as a “redemption in kind.”. In the event that a redemption in-kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. For additional information regarding redemptions in kind, please refer to the sub-section below titled “Additional Information.”

If you redeem your shares through a Financial Intermediary or other institution, you may be charged a fee by that institution.

By Mail

You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Overnight: Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Your request for a redemption must include your letter of instruction, including the class’ name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Your request must also be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption

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check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-(800)-657-4450 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone

You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at 1-(800)-657-4450. You must first complete the optional Transaction Privileges section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. Neither the Fund, the transfer agent, nor the custodian are liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption privileges at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to

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reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. Ultimus Fund Solutions, LLC, the Fund’s transfer agent, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then the Adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a Financial Intermediary). Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at 1-(800)-657-4450. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by

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check, wire, or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the time frames set forth below measured as of the date of the Transfer Agent’s receipt of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days, as permitted under the 1940 Act. Under unusual circumstances, as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make redemptions in kind (by exchanging shares for securities rather than cash). If the Fund makes a redemption in kind it will seek to distribute each security held by the Fund on a pro rata basis, excluding certain securities that are unregistered, not publicly traded, or for which market quotations are not readily available, and excluding other assets that have to be traded through a market place or with the counterparty to the transaction in order to effect a change in ownership. When making redemptions in kind, cash will be paid for assets that are not readily distributable, net of liabilities. Cash will also be distributed in lieu of securities not amounting to round lots, fractional shares, and accruals on such securities. Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund

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reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the then current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

PURCHASING AND SELLING SHARES THROUGH FINANCIAL
INTERMEDIARIES

General

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.

Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the

33

Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to Financial Intermediaries for such services.

Compensation of Financial Intermediaries by Adviser

To the extent that the Adviser pays a fee, sometimes referred to as “revenue sharing,” to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. The Adviser may pay for the opportunity to distribute the Fund through a Financial Intermediary’s system. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

Purchase of Securities of Financial Intermediaries

The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV. The NAV of the Fund is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV of the Fund is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a security, the security will be valued at a fair value, pursuant to procedures approved by the Board. When pricing securities using the fair value procedures established by the Board, the Fund (with the assistance of its service providers) seeks

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to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) monitors and evaluates the appropriateness of its fair value methodologies.

Foreign securities are valued in the same manner as described above. The Fund’s foreign securities generally are valued at their market value. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE. If market quotations are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value of a foreign security, the security will be valued at a fair value, pursuant to procedures approved by the Board and as described in greater detail above.

To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes to its shareholders, as dividends, substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund class in which you are invested unless you request cash distributions on your application or through a written request to that Fund. The Fund expects that its distributions will consist primarily of income and/or realized net capital gains.

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Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below. Please see the table below for additional information. Dividends normally will be distributed by the Fund on a quarterly basis.

The Fund will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. The Fund’s taxable distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates for Federal income tax purposes; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates for Federal income tax purposes regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the applicable Fund class in which you invest. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested at the then current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

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You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders, as described in the chart below.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts. The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income

Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $500,000 (individual filers) or $600,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Net short-term capital gain distributions	Ordinary income rates.
Net long-term capital gain distributions

Generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $500,000 (individual filers) or $600,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates.

Sales of shares (including redemptions and exchanges) owned more than one year

Gains taxed at generally maximum 15% rate on non-corporate taxpayers whose income is equal to or less than $500,000 (individual filers) or $500,000 (married filing jointly) and 20% on individual taxpayers whose income exceeds these thresholds and on most trusts and estates. Losses are subject to special rules concerning the use of long-term capital losses.

Sales of shares (including redemptions and exchanges) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules.

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An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers whose modified adjusted gross income exceeds $200,000 (individual filers) or $250,000 (married filing jointly). Net investment income includes taxable dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

As described generally above, designated taxable dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and qualified foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary taxable income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares. The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances.

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For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF
THE FUND

The Adviser

Hedeker Wealth LLC (the “Adviser”), located at One Overlook Point, Suite 610, Lincolnshire, IL 60069, serves as investment adviser to the Fund. The Adviser is a registered investment adviser that is organized as a limited liability company under the laws of the State of Illinois and has been providing investment advisory services since 2002.

The Adviser is responsible for providing general investment advice and guidance to the Fund. The Adviser also provides trading, proxy voting, record-keeping and other administrative services for the Fund. For its advisory services, the Adviser is entitled to receive an annual fee of 1.00% of the Fund’s average daily net assets. The Adviser also has contractually agreed, until December 31, 2020, to waive its management fee and/or reimburse certain operating expenses of the Fund, but only to the extent necessary so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 1.75% of the Fund’s average daily net assets (“Expense Limitation Agreement”).

During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred, and provided further, that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may be terminated by the Board at any time.

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For the fiscal year ended August 31, 2019, the Fund paid the Adviser management fees of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the renewal of the investment advisory agreement with the Adviser on behalf of the Fund will be included, once available, in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2020.

Portfolio Manager

Mr. Ryan Casaquite is responsible for the day-to-day management of the Fund’s portfolio and has served as portfolio manager of the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018. Mr. Casaquite has over 17 years of experience in convertible bonds, equities, derivatives, corporate bonds, and fixed-rate and auction-rate securities. Prior to joining the Adviser, Mr. Casaquite worked at BMO Capital Markets as an Associate from February 2016 to June 2018. Previously, Mr. Casaquite served as a Portfolio Manager of convertible arbitrage strategies and Senior Trader for Zazove Associates LLC from August 2009 to December 2015. Prior to Zazove Associates, LLC, Mr. Casaquite served as Portfolio Manager and Senior Trader of a convertible arbitrage hedge fund at Grace Brothers LLC from September 2001 to June 2009. Mr. Casaquite holds a Bachelor’s of Science Degree in finance and management information systems from Loyola University Chicago.

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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the financial performance of Institutional shares of the Fund since the date they were first offered. This information for the periods ended August 31, 2019, 2018 and 2017, has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report to shareholders. The annual report is incorporated by reference in the SAI and is available free of charge upon request from the Fund’s distributor. The following information should be read in conjunction with the financial statements and notes thereto.

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Hedeker Strategic Appreciation Fund – Institutional Shares

Selected data for a share outstanding throughout each period.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Net asset value, beginning of period	$25.97	$25.47	$25.00
Investment operations:
Net investment income	0.23	0.41	0.07
Net realized and unrealized gain (loss) on investments	(1.08)	1.06	0.41
Total from investment operations	(0.85)	1.47	0.48
Distributions from:
Net investment income	(0.74)	(0.66)	(0.01)
Net realized gains	—	(0.31)	—
Total from distributions	(0.74)	(0.97)	(0.01)
Net asset value, end of period	$24.38	$25.97	$25.47
Total Return (b)	(3.23)%	5.94%	1.94	%(c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$59,728	$60,294	$50,621
Ratio of net expenses to average net assets	1.41%	1.44%	1.56	%(d)
Ratio of net investment income to average net assets	0.90%	1.55%	0.49	%(d)
Portfolio turnover rate	121%	163%	113	%(c)

(a)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

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FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of the report dates. The reports include a discussion by management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains additional information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings. A current SAI for the Fund is on file with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

On the Internet:	Download these documents from the Fund’s Internet site at: www.hedekerwealth.com
By Telephone:	Call Shareholder Services at 1-(800)-657-4450
By Mail:	Send a written request to: Hedeker Strategic Appreciation Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707

You may review and copy information about the Fund (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Hedeker Strategic Appreciation Fund

Investment Company Act No. 811-22895

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

Hedeker Strategic Appreciation Fund

Institutional Shares – SAFFX

A series of Capitol Series Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2019

This Statement of Additional Information (“SAI”) provides general information about the Hedeker Strategic Appreciation Fund (the “Fund”), a series of the Capitol Series Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s’ current prospectus dated December 30, 2019 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Fund’s Prospectus, free of charge, please write the transfer agent at Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at 1-(800)-657-4450, or visit the Fund’s website at www.hedekerwealth.com.

DESCRIPTION OF THE TRUST AND FUND

A.	General Information

The Hedeker Strategic Appreciation Fund (the “Fund”) was organized as a non-diversified series of Capitol Series Trust (the “Trust”) on December 15, 2016. It subsequently became and now operates as a diversified series of the Trust. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Fund currently offers one class of shares, Institutional Shares. Hedeker Wealth LLC (the “Adviser”), serves as investment adviser to the Fund.

Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund does not issue share certificates. Rather, all shares are held in non-certificated form registered on the books of the Fund and Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”) for the account of the shareholder.

B.	Shareholder Voting and Other Rights

The Trust Agreement permits the Trust’s Board of Trustees (the “Board”), without shareholder approval, to issue an unlimited number of shares of beneficial interest in separate series without par value and to divide series into classes of shares. The Board may from time to time, and without shareholder approval, divide or combine the shares of the Fund or class thereof into a greater or lesser number of shares of that Fund or class so long as the proportionate beneficial interest in the assets belonging to that Fund or class and the rights of shares of any other series or class are in no way affected.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and in such dividends and distributions out of income belonging to that Fund as declared by the Board.

Each Fund share has the same voting and other rights and preferences as any other shares of the Trust with respect to matters that affect the Trust as a whole. The Fund or class thereof votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to that Fund or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the “1940 Act”) requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter.

Ohio law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for each fractional share owned.

The Fund shares do not have cumulative voting rights, any preemptive or conversion rights, or any sinking fund provisions. Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.

The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected.

C.	Redemptions

Voluntary Redemptions. A shareholder may redeem shares of the Fund class at the net asset value per share of that Fund class next-calculated, minus any applicable sales charge, after the Fund receives the shareholder’s redemption request in proper form.

Mandatory Redemption. Each share of each series and class thereof is subject to redemption by the Trust at the net asset value per share of that series or class next calculated, minus any applicable sales charge: (1) after the Trustees determine, in their sole discretion, that failure to redeem may have materially adverse consequences to any holders of Trust shares, or any series of class thereof or the applicable Fund or Fund class, (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the current Prospectus of the Trust with respect to maintenance of shareholder accounts of a minimum amount; or (3) upon the termination or liquidation of the Trust or the Fund, as determined by the Trustees consistent with the Trust Instrument and applicable law.

D.	Termination or Reorganization

Termination. The Trust may be terminated at any time by an instrument executed by a majority of the Trustees then in office upon prior written notice to the Trust’s shareholders. Any series or class may be terminated at any time by an instrument executed by a majority of the Trustees upon prior written notice to the shareholders of that series or class.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are being transferred. If required by the 1940 Act, any such transfer shall be subject to approval of the shareholders of the affected series.

In case of any liquidation of a series or class, the holders of shares of the series or class being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series or class.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in each share class’ net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board) has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of the Fund’s shareholders.

The principal investment strategies the Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund’s Prospectus and are incorporated herein by reference. Unless otherwise stated in the Prospectus, investment strategies and techniques are generally discretionary. This means that the Fund’s Adviser may elect to engage or not engage in various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will always or ever be employed by the Adviser to the Fund.

The following investment strategies and risk considerations supplement the Fund’s investment strategies and risk considerations set forth in the prospectus. With respect to the different investments discussed as follows, the Fund may acquire such investments to the extent consistent with its investment strategies and policies.

A.	Corporate Equity Securities

The Fund may invest in equity securities including common stocks, preferred stocks and convertible securities of U.S. and foreign corporate issuers including equity securities of smaller companies. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Risks of Foreign Markets. Securities that trade in foreign markets may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. Changes in foreign tax laws, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities. Fluctuations in currency exchange rates and changes in regulations governing currency exchange may adversely affect the value of the Fund’s investments in foreign securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities and their issuers may not be subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

Risks of Emerging Markets. Securities that trade in emerging markets may be less liquid and the prices of these securities may be more volatile than the prices of those securities that trade in more developed foreign markets. Information regarding securities that trade in emerging markets is not always readily available. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets and the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries. Moreover, very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets. Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies and government actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments. Emerging markets may also be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general the U.S. securities market or the securities markets of developed foreign countries.

Risks Specific to Smaller Company Equity Securities. To the extent that the Fund invests in the equity securities of smaller companies, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer.

Risks of Common Stock. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. The Fund may invest in convertible and non-convertible preferred stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value.

Risks of Preferred Stock. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior fixed income security with similar yield characteristics.

Convertible Securities. Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

Risks of Convertible Securities. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company’s common stock, and are less sensitive to interest rate changes as the price of the issuing company’s stock approaches the predetermined conversion price.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than the underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

B.	Hybrid Instruments

A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

Risks of Hybrid Instruments. In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of the Fund’s investment in hybrids, these risks may cause significant fluctuations in the Fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

C.	Other Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund may invest in closed-end and open-end investment companies registered under the 1940 Act. Closed-end funds include business development companies (each a “BDC”) and open-end funds include mutual funds and exchange traded funds (each an “ETF”). The Fund may hold interests in investment companies that are not registered under the 1940 Act (each a “Private Fund”). Private Funds are typically organized as limited partnerships or limited liability companies. See “Status and Taxation of the Fund” for information regarding tax-related limitations on the Fund’s investments in Private Funds.

The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. While the Fund’s investments in Private Funds are not subject to these limitations, the Fund will limit its investment in any one Private Fund to less than 5% of that Private Fund’s outstanding voting securities.

Risks of Investment Companies. The 1940 Act and the IRC impose numerous constraints on the operations of registered investment companies. These restrictions may prohibit the Fund from making certain investments thus potentially limiting its profitability. Moreover, in order to qualify for registered investment company tax treatment under subchapter M of the RIC (e.g. to be treated as a corporation for tax purposes and to pass through income and capital gains to investors), a registered investment company must satisfy source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner may prevent qualification as a registered investment company thus requiring the investment company to pay unexpected taxes and penalties, which could be material.

When the Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative to those paid the Fund. In addition, the Fund may be affected by losses of the investment company and the level of risk arising from the investment practices of the investment companies (such as the use of leverage by the investment companies). The Fund has no control over the investments and related risks taken by the investment companies in which it invests. Other investment companies may charge fees if interests are redeemed within a certain period of time.

Risks of Private Funds. An investor in Private Funds will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. The Adviser will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Private Fund. A Private Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Private Fund, including its allocable share of the management and incentive compensation paid to a Private Fund’s investment manager. As a result, the Fund’s investments in Private Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Private Funds. The Fund’s interests in Private Funds are illiquid and subject to substantial restrictions on transferability. The Fund may not be able to acquire initial interests (or additional interests) in a Private Fund or withdraw all or a portion of its investment from a Private Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as the Adviser may be able to negotiate on behalf of the Fund). Private Funds typically provide limited portfolio information. This may result in a Private Fund using investment strategies that are not fully disclosed to the Adviser. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Private Fund as changes to the Private Fund strategies and investments evolve over time. Market quotations for Private Funds are not readily available and, therefore, the value of the Fund’s investment in a Private Fund will be valued at fair value pursuant to procedures approved by the Board. Given the subjectivity inherent in fair valuation and the limited portfolio information typically available from a Private Fund, the price at which the Fund values its interest in the Fund may differ from any periodic valuation of the Fund’s interest provided by the Private Fund and the price at which the Fund ultimately sells its interest in the Private Fund.

Closed-End Funds.  Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. BDCs are publicly-traded closed-end funds that seek capital appreciation and income by investing in smaller companies during their initial or growth stages of development. The net asset value per share of a closed-end fund will fluctuate depending upon the performance of the securities held by the fund. A closed-end fund is not required to buy its shares back from investors upon request.

Mutual Funds.  Mutual funds are open-end investment companies and issue new shares continuously and redeem shares daily at their net asset value. The net asset value per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund.

Exchange-Traded Funds.  ETFs are open-end investment companies that continuously issue shares that are bought and sold on a national securities exchange.   Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  The net asset value of an ETF can fluctuate up or down due to changes in the market value of the securities owned by the fund. ETF shares are only redeemable from the fund in large blocks.

Risks of Closed-end Funds and ETFs. In addition to risks generally associated with investments in investment company securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (1) shares may trade at a market price that is above or below its net asset value; (2) an active trading market for shares may not develop or be maintained; (3) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; or (4) trading of shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

D.	Market Events

U.S. and international markets have from time to time experienced significant volatility. A decline in overall stock prices may cause the prices of convertible securities to decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign securities may perform differently from their U.S. counterparts.

Risks of Market Events. U.S. and international markets have from time to time experienced significant volatility. Movements in the securities markets may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility, may have adverse effects on the Fund and the risks discussed below may be increased.

E.	Depositary Receipts

American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

Risks of Depositary Receipts. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

F.	Fixed Income Securities

The Fund may invest in mortgage-backed securities (including collateralized mortgage obligations of U.S. issuers), asset-back securities, municipal securities and corporate debt securities of U.S. and foreign issuers; commercial paper, zero coupon securities, loan participations and inflation-index securities of U.S. issuers, U.S. Government Securities, foreign government securities, U.S. short-term money market instruments, foreign government securities.

Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Risks of Fixed Income Securities. Investments in fixed income securities are subject to the following risks:

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a fixed income security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

Interest Rate Risk. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity.

Pre-Payment and Extension Risk. Certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers’ fixed income securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

See “Equity Securities – Generally – Risks of Foreign Markets” and “Equity Securities – Generally – Risks of Emerging Markets” for the risks of investing in foreign securities, generally.

Credit Quality. The Fund may invest in investment grade fixed income securities. Fixed income securities are considered to be of investment grade quality if they are rated “Baa” or higher by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” or higher by Standard & Poors Corporation (“S&P”), or are unrated and are deemed to be of comparable quality by the Adviser (“Investment Grade Securities”), at the time of purchase. The Fund may also purchase fixed income securities that are not Investment Grade Securities otherwise known as “Junk Bonds”.

The Fund may retain securities whose rating has been lowered below investment grade (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below investment grade) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other nationally recognized statistical rating organizations (“NRSROs”) are private services that provide ratings of the credit quality of debt obligations, including convertible securities, and preferred stock. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Junk bonds generally offer a higher current yield than that available for investment grade issues.  However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such price declines will not recur.  The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market.  Changes in the rating of a fixed income security by recognized rating services may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Municipal Securities. The Fund may invest in tax-exempt and taxable municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes (notes are similar to bonds but have a shorter maturity). General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.

Private activity bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Foreign Government Securities. The Fund may invest in fixed income securities issued by foreign governments. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include fixed income obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank, and the Inter-American Development Bank. Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Corporate Fixed Income Securities. Corporate fixed income obligations include corporate bonds, debentures (an unsecured loan certificate issued by a company, backed by general credit rather than by specified assets), notes (similar to bonds but have shorter-maturities), commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Mortgage-Backed Securities (Generally). Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investors.

Although the principal and interest payments of certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

Government and Agency Mortgage-Backed Securities. There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $200 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Privately Issued Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans. Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) issued by U.S. state and local governments and U.S. private issuers. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks of Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on mortgage assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Regular payments received on asset-backed securities include both interest and principal.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks of Asset-Based Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities.

Loan Participations. The Fund may purchase participations in commercial loans. These participations may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by U.S. banks or other U.S. financial institutions or lending syndicates.

Risks of Loan Participations. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which the Fund may invest may not be Investment Grade Securities. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions, which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. If assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing repayment and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Investors in loan participations depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value of the Fund may decline. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. Loans participations may not be readily marketable and may be subject to restrictions on resale. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.

Inflation-Indexed Securities. Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Risks of Inflation Indexed Securities. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

While these securities adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. The value of these securities generally may still decline in response to an increase in real interest rates. Real interest rates are measured by subtracting the expected rate of inflation from the nominal interest rate of fixed income securities. The value of inflation-indexed securities may also fall if there is a decline in the price index (deflation), which generally will reduce any previous adjustments made to the inflation-indexed securities. Inflation-indexed securities may also underperform other fixed income securities if inflationary expectations exceed the rate of inflation measured by the price index.

Any increase in principal value of inflation-indexed securities caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code. Also, to the extent that the Fund invests in inflation-indexed securities, income distributions are more likely to fluctuate. There is no assurance that the rate of inflation measured by the relevant price index will correspond to the inflation experienced by an investor.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the holder as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Short-term Money Market Instruments. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s (or paper of comparable quality as determined by the Adviser) or in similar other money market securities, and repurchase agreements. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.

Certificates of Deposit. Certificates of deposit are issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

Bankers Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the issuing bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser, variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

Repurchase Agreements. The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government security subject to the repurchase agreement. Repurchase agreements are not considered to be the making of loans for purposes of the Fund’s fundamental investment limitations.

Repurchase transactions also involve credit risk. Credit risk is the risk that a counter-party to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counter-party reduce counter-party insolvency risk.

G.	Derivatives

The Fund may engage in transactions involving derivatives including options, futures, rights, warrants and swaps. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index. The Fund may also engage in forward contracts, also derivatives, which are further discussed in “Foreign Currency Transactions,” below. The Fund may also acquire rights/warrants issued in connection with common/preferred stock or bonds that it may hold.

Options, Futures and Other Strategies-Generally. The Fund may use options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), swaps, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes, to close out previously established options and futures positions, to reduce volatility, to enhance income, and to gain market exposure.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  This SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

General Risks of Options, Futures and Other Strategies.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

Successful use of most Financial Instruments may depend upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which may result in the strategy being unsuccessful.

Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Financial Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small position in a Financial Instrument could have a large potential impact on the Fund’s performance. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements.  In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.  The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.  In particular, the Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated.  Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including Financial Instruments such as swaps.  Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives markets, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivative transactions.  The CFTC and the SEC finalized the definition of “swap” and “security-based swap.”

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions.  Any new position limits imposed on the Fund or its counterparties as a result of the Dodd-Frank Act and related rules and regulations enacted by the CFTC, the SEC and other federal regulators may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.  These new requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Cover.  Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with their custodian, The Huntington National Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  An option contract is a bilateral agreement that permits, but does not obligate the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put options) the writer (seller) at the exercise price on or before the expiration date of the contract. The Fund will only write calls on assets it holds in its portfolio (i.e. covered calls). The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund additional flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization.

The Fund may close out a call or put written on an asset by purchasing a call or put, respectively, on the asset and with same exercise price and expiration date. To close out a position as purchaser of an option, the Fund may sell the option previously purchased, although it could exercise the option should it deem it advantageous to do so. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Options on Commodities, Currencies and Securities.  The buyer of call and put options risk losing the entire premium paid to purchase the options. The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying asset above the exercise price. The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying asset below the exercise price.

Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make (in the case of a call option) or take delivery of (in the case of a put option) the underlying asset upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  The Fund may purchase and write (sell) put and call options on indices. An index fluctuates with changes in the market values of the securities included in the index.  Options on indices operate consistent with options on a specific asset except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on changes in the value of an individual asset. If the exercise price of a call option is less than the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the date of exercise. If the strike price of a put option exceeds the value of the index, the purchaser may exercise the option and receive a cash amount from the seller equal to the difference between the exercise price and the closing price of the index, multiplied by a factor (typically $100), on the exercise date. Options on indices give the holder the right to receive an amount of cash upon exercise of the option.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts and Options on Futures Contracts.  A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase of an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If the Fund writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures contracts depends upon movements in value of the underlying asset.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.

Risks of Futures Contracts and Options on Futures Contracts. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or option position thereon. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Index Futures and Options on Index Futures.  The Fund may invest in index futures and options on index futures. A index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying assets comprising the index is made. The Fund may purchase and sell futures contracts only for indices for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and purchase options on interest rate futures contracts as a substitute for a comparable market position in the underlying asset or to speculate on the direction of interest rates. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be affected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Swap Agreements. The Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to of different types of investments or market factors. The term of swap agreement ranging from a few weeks to more than a year. For example, swap agreements may be structured to increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal. Most swap agreements entered into by the Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Risks of Swap Agreements. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if the Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Rights and Warrants. Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time. Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for their resale and potential price fluctuations as a result of speculation or other factors. If the underlying security does not rise above the conversion price of the right or warrant, the right or warrant may expire worthless. A warrant becomes worthless if it is not exercised within the specified time period.

H.	Foreign Currency Transactions

The Fund may conduct foreign currency transactions. Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e., cash) basis, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” and “Foreign Currency Futures Contracts” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Risks of Foreign Currency Transactions. Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The cost of currency conversions also may affect the Fund’s investment returns. Although a fee is not charged to convert one currency into another, foreign exchange dealers profit on the spread between the currencies purchased and sold. A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from the Fund.

The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.

Forward Foreign Currency Contracts. A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forward contracts are considered to be derivatives.

The Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date. The Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward contract, the Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency. Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered. If the Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices. If an offsetting transaction is taken, the Fund will enter into a forward contract to sell the foreign currency. If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase. If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on U.S. exchanges.

At the maturity of a currency futures contract, the Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

See generally, “Derivatives” and “Options, Futures and Other Strategies” above.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and ask price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

See generally, “Derivatives” and “Options, Futures and Other Strategies” above.

I.	Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. The Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Risks of Securities Lending. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

J.	Leverage

The Fund may engage in various forms of leverage. Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Risks of Leverage. Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or the Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

K.	Short Selling

The Fund may engage in short selling. The Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices.

Risks of Short Selling. To the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales “Against the Box.” Short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

L.	When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Risks of When-Issued, Delayed Delivery and Forward Commitment Securities. Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested increases the Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Forward commitment transactions may also be conducted on a “to be announced” basis (“TBA Transaction”). In a TBA Transaction, the approximate purchase price is typically disclosed at the time of commitment, not the identity of the underlying security.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein the Fund sells fixed-income securities, typically mortgage-backed securities and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Risks of Dollar Roll Transactions. In the event that the value of the securities decline between the purchase and settlement date, the Fund will incur a loss. The Fund shall maintain a segregated account containing cash, U.S. government securities or high quality debt instruments (“Liquid Assets”) equal to the value of the purchase commitments associated with all transactions conducted on a when-issued, forward commitment or delayed delivery basis (“Purchase Commitments”). If the value of the Liquid Assets decreases during the period between the commitment and settlement dates, the Fund will add additional Liquid Assets to the segregated account to the Fund’s outstanding purchase commitments. A seller’s failure to complete a transaction may cause the Fund to miss a desired price or yield. In a TBA Transaction, the Fund assumes the risk that the security to be delivered will not be as favorable as originally anticipated.

M.	Borrowing

The Fund may maintain a line of credit with the Trust’s custodian and may borrow up to 5% of its total assets on a temporary or emergency basis. The Fund may use the line of credit to fund shareholder redemptions and to pay expenses as needed.

During the year ended August 31, 2019, the Trust, on behalf of the Fund, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on March 15, 2020. Under the terms of the agreement, the Fund may borrow up to the lesser of 30% of the Fund’s daily market value or $5 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 137.50 basis points. Prior to August 12, 2019, the terms of the agreement allowed the Fund to borrow up to the lesser of 30% of the Fund’s daily market value or $10 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 137.50 basis points.

The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Fund’s portfolio. As of and during the year ended August 31, 2019, the Fund had no outstanding borrowings under this Line of Credit.

Risks of Borrowing. In the event that a credit facility utilized by the Fund is terminated by the third-party lender, the Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of the Fund are senior to the Fund’s equity shareholders. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

N.	Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act, loan participations and interests in Private Funds. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. The Fund intends to treat interests in loan participations and Private Funds as illiquid securities.

Section 4(2) commercial paper is generally sold to institutional investors which agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. Generally, the Trust also considers securities eligible for resale under Rule 144A of the Securities Act of 1933 to be illiquid securities for purposes of the Fund’s investment limitation applicable to illiquid securities.

The Trust believes that Section 4(2) commercial paper and Rule 144A securities may be considered “liquid” if certain criteria are satisfied consistent with procedures adopted by the Board.

Risks of Restricted and Illiquid Securities. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

O.	Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents. The Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Risks of Temporary Defensive Positions. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective and may miss out on investment opportunities.

P.	Futures Contracts

The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities, equity securities, fixed-income securities or commodities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a Futures Commission Merchant (FCM) when the contract is entered into and to maintain the required variation margin.

Risks of Futures Contracts. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the nature of those markets. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions, which can distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of cash price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity compared to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price fluctuates by more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired. Although a Fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to a Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments. Successful use of futures contracts as a hedge is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) and, therefore, is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act (CEA). By claiming the exclusion, the Fund is limited in its ability to use certain derivatives, such as futures, certain options and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. The Fund may incur additional expenses relating to CFTC compliance.

Q.	U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.

Risks of U.S. Government Securities. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities. A Fund may invest in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates. In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

R.	Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Risks of Warrants and Rights. Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

S.	Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Risks of Repurchase Agreements. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser will monitor the creditworthiness of the counterparties.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

The use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, the Fund will always receive, as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

T.	Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

U.	Initial Public Offerings

The Fund may invest in securities offered by companies in initial public offerings (“IPOs”).

Risks of Initial Public Offerings. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

INVESTMENT LIMITATIONS

A.	Fundamental Limitations

The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, dollar rolls and similar transactions consistent with applicable law, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to any percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess amount above the fixed percentage will not be a violation of the policy or limitation unless the excess amount results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth above.

If the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.	Non-Fundamental

The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations—Fundamental Limitations” above).

Pledging. The Fund not will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Illiquid Securities. The Fund will not invest greater than 15% of its net assets in illiquid or restricted securities.

INVESTMENT MANAGEMENT

A.	General Information

Hedeker Wealth LLC (the “Adviser”), located at One Overlook Point, Suite 610, Lincolnshire, IL 60069, serves as investment adviser to the Fund. The Adviser is a registered investment adviser that is organized as a limited liability company under the laws of the State of Illinois and has been providing investment advisory services since 2002. The Adviser is responsible for providing general investment advice and guidance to the Fund. The Adviser also provides trading, proxy voting, record-keeping and other administrative services for the Fund. In addition, the Adviser provides continuous portfolio management services to individuals, high net worth individuals, and pension plans.

Dean R. Hedeker, Principal and Chief Compliance Officer, is the sole owner of the Adviser. Mr. Hedeker is deemed to control the Adviser due to his ownership of more than 25% of the Adviser’s membership interests.

Mr. Ryan Casaquite is responsible for the day-to day management of the Fund’s portfolio and has served as portfolio manager of the Fund since July 2019. Mr. Casaquite has served as Senior Trader and Research Analyst for the Adviser since July 2, 2018.

B.	Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of average daily net assets of the Fund. The fee, if not waived, is assessed to each Fund class based on average daily net assets for the prior month.

The Adviser contractually has agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vii) indirect expenses such as acquired fund fees and expenses) of the Fund do not exceed 1.75% of the average daily net assets of the Fund’s Institutional Shares, through December 31, 2020 (“Expense Limitation Agreement”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may be terminated by the Board at any time.

For the fiscal years ended as indicated, the fees for the Fund payable to the Adviser, the reductions attributable to the contractual fee waivers and the net fees paid (reimbursed) with respect to the Fund are detailed in the table below.

Fiscal Year/Period Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Advisory Fees Recouped	Advisory Fees Paid
August 31, 2017(1)	$293,506	($7,427)	$7,427	$293,506
August 31, 2018	$551,841	$0	$0	$551,841
August 31, 2019	$599,548	$0	$0	$599,548(2)

(1)	For the period December 21, 2016 (commencement of operations) through August 31, 2017.

(2)	As of August 31, 2019, the Fund owed the Adviser $53,850.

The renewal of the Investment Advisory Agreement for an additional one-year period was approved by the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act, or interested parties to the Agreement (collectively, the “Independent Trustees” and, each an “Independent Trustee”), at an in-person meeting held on September 9 and 10, 2019. A discussion of the factors that the Board considered in approving the Investment Advisory Agreement will be included, once available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended February 28, 2020.

If the Adviser ceases to act as investment adviser to the Fund or, if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Fund to a name that does not include the term “Hedeker Strategic Appreciation Fund.”

C.	Payments to Financial Institutions

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of these services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

D.	The Portfolio Manager

Other Accounts Managed By Portfolio Manager. The table below identifies the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts. The Portfolio Manager does not manage any other registered investment companies or any accounts with performance-based advisory fees. Information in the table is shown as of August 31, 2019. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles		Other Accounts
	Number	Market Value	Number	Market Value
Ryan Casaquite	None		162	$192,392,921

Compensation. Mr. Casaquite receives a fixed salary for serving as the portfolio manager for the Fund and the Adviser’s other accounts. He is also eligible to receive an annual discretionary cash bonus. Bonuses are not based on the performance of the Fund or any other account, but are based on the Adviser’s evaluation of the portfolio manager’s overall individual contributions to the Adviser’s investment program and the overall financial performance of the Adviser. The portfolio manager’s entire compensation package is paid by the Adviser and not by any client account.

Ownership of Fund Shares. As of August 31, 2019, the portfolio manager beneficially owned shares of the Fund as summarized in the following table:

Fund/Strategy Team Member	Dollar Range of Beneficial Ownership in the Fund as of August 31, 2019
Ryan Casaquite	None

Potential Conflicts of Interest. As a general matter, certain actual or apparent conflicts of interest may arise in connection with a strategy team member’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the team member is responsible, on the other. For example, the management of multiple accounts may result in a team member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time the Portfolio Manager spends on a single portfolio, it does periodically assess whether the Portfolio Manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for the Portfolio Manager to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include those relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”).

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

TRUSTEES AND OFFICERS

A.	General Information

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chair of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

As of the date of this SAI, the Trustees oversee the operations of 17 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 62 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (February 2019 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (1999 to February 2019); President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 67 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011.

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Trustee of Ultimus Managers Trust (2012 to 2016).

Walter B. Grimm Age: 74 Trustee and chair Began Serving: November 2013	Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).
Lori Kaiser Age: 56 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 64 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Age: 61 Trustee Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Consultant (managed care services) (April 2018 to September 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015).

Officers. The following table provides information regarding the Officers.

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions
Matthew J. Miller Age: 43 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018); Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015); Vice President, The Huntington Funds (February 2010 to April 2015).

Name, Address, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Officer Positions
Zachary P. Richmond Age: 39 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present); Treasurer and Chief Financial Officer of Unified Series Trust (November 2014 to present); Treasurer and Chief Financial Officer of Commonwealth International Series Trust (September 2015 to present); Treasurer of Oak Associates Funds (April 2019 to present); Treasurer of Centaur Mutual Funds Trust (April 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Martin R. Dean Age: 55 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (since January 2016), Chief Compliance Officer, First Western Funds Trust (since April 2016); Chief Compliance Officer, Cross Shore Discovery Fund (since June 2016); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (since November 2016); Chief Compliance Officer, Peachtree Alternative Strategies Fund (since January 2017); Chief Compliance Officer, Dupree Mutual Funds (since August 2017); Interim Chief Compliance Officer, Valued Advisers Trust (since May 2019); and Chief Compliance Officer, Fenimore Asset Management Trust (since May 2019).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product, Citi Fund Services (January 2008 to June 2013).

Matthew J. Beck Age: 31 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (since May 2018) and Secretary, Ultimus Managers Trust (since July 2018).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Stephen L. Preston Age: 53 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

B.	Qualifications of the Trustees

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as a Trustee:

Mr. John C. Davis –Mr. Davis is a Retired Partner of PricewaterhouseCoopers LLP (“PWC”), where he worked from 1974-2010. He has been a Consultant since May 2011. During his career at PWC, Mr. Davis’ client service experiences encompassed domestic and international financial reporting, accounting, auditing, business structuring, tax, governance and compliance for companies in a variety of industries, including banking, insurance, asset management, credit, distribution, venture capital, private equity, and capital markets. From 2012 through 2016, Mr. Davis served as a Trustee of Ultimus Managers Trust. During his tenure as a Trustee, Mr. Davis served as financial expert, lead independent director and as chair of the Board of Trustees. Since 2016, he has served as a consultant to the Board of Trustees of Ultimus Managers Trust, providing planning, compliance and business advice to the Board on a broad range of trustee oversight and regulatory matters. Mr. Davis was selected to serve as a Trustee based on his extensive mutual fund industry experience, mutual fund board/corporate governance experience, and financial/auditing expertise. Mr. Davis has been a Trustee since July 2018. Mr. Davis graduated from Indiana State University with a degree in Accounting. Mr. Davis also serves as the Chair of the Trust’s Valuation Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Mr. Robert G. Dorsey – Mr. Dorsey is a co-founder of Ultimus Fund Solutions, LLC (“Ultimus”) and Ultimus Fund Distributors, LLC. He currently serves as Vice Chairman of Ultimus. Previously, Mr. Dorsey served as Managing Director and Co-CEO of Ultimus from 1999 to 2019. Mr. Dorsey has over 30 years of experience in the mutual fund servicing industry. He has been a Trustee since March 2017. Mr. Dorsey previously served as Chair of the Board from March 2017 to March 2018. He has served as an Interested Trustee on the Board of the Ultimus Managers Trust since February 2012. He has served on the Board of Governors of the Investment Company Institution since October 2019. Mr. Dorsey has also served as a Board Member of Lasalle High School since July 2019. Mr. Dorsey holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive).

Mr. Walter B. Grimm – Mr. Grimm has over 20 years of experience in the financial services industry, including as a trustee of other mutual funds and as the head of Client Services and Relationship Management areas for a mutual fund servicing company. He was selected to serve as a Trustee of the Trust based primarily on his extensive knowledge of mutual fund operations. Mr. Grimm has been a Trustee since November 2013 and began serving as Chair of the Board in March 2018.

Ms. Lori Kaiser - Ms. Kaiser is the CEO of Kaiser Consulting, an international professional services firm that she founded in 1992, which specializes in accounting, finance and IT consulting. She is a Certified Public Accountant and a Chartered Global Management Accountant, with over 20-years’ experience serving the needs of auto/auto-parts manufacturers and various other industries, including financial, communications, not-for-profits, mutual funds, and insurance. She advises executive management on issues of risk identification and mitigation, mergers, acquisitions and integrations. Prior to Kaiser Consulting, Ms. Kaiser was the Chief Financial Officer at Lowestpremium.com, an online insurance aggregator enabling users to search for the lowest auto insurance rates. Earlier in her career, Ms. Kaiser served as Corporate Controller for Nationwide Communications, Inc., the media subsidiary of Nationwide Insurance Company, and she began her career in the audit practice of KPMG, LLP in Columbus, Ohio.

Ms. Kaiser has board and community service experience with a variety of organizations. She is a member of the Advisory Board of both the Center for Business Leadership and the Accounting Department at Miami University. For the Women’s Fund of Central Ohio’s Board of Directors, Ms. Kaiser serves as the Treasurer and as a member of the Executive, Finance and Audit Committees. Ms. Kaiser recently completed a three-year term on the Board of Directors of the National Association of Women Business Owners, where she also served as Treasurer and as a member of the Executive Committee. As a member of the Columbus Chamber of Commerce, she serves on its Small Business Council. Ms. Kaiser was selected to serve as a Trustee as a result of her board and executive level leadership experience, as well as her extensive financial, IT and risk management experience. Ms. Kaiser has been a Trustee since July 2018. Ms. Kaiser earned an MBA with honors from the University of Chicago and received a BS from Miami University, graduating cum laude. In addition, she is an adjunct professor in the MBA Program at Ohio State University Fisher School of Business. Ms. Kaiser also serves as Chair of the Trust’s Audit Committee and has been designated as an “audit committee financial expert” to the Trust’s Audit Committee, as that designation is defined by SEC rules.

Ms. Janet S. Meeks - Ms. Meeks has over 30 years of experience in the healthcare and financial services industries. Ms. Meeks founded healthcare Alignment Advisers, LLC in 2015, a consulting company located in Westerville, Ohio, that provides advice to healthcare executives with respect to, among other things, strategy development and implementation and currently serves as the Chief Executive Officer. Ms. Meeks previously served for nine years as President and Chief Operating Officer of Mount Carmel St. Ann’s Hospital (MCSA), a regional medical center located in Columbus, Ohio. Prior to that, she served in executive roles for four nationally known healthcare systems, including Trinity Health and Vanderbilt University Medical Center. Before entering the healthcare sector, Ms. Meeks worked in the financial services industry for Bank of Mississippi.

As an experienced corporate director, Ms. Meeks currently serves on the Board of Directors of National Church Residences, serves as a faculty member of both the AHA Society for Healthcare Planning and Marketing National Conferences and the Healthcare Strategy Institute National Conferences, and is an Instructor at the University of Mississippi School of Business Administration. Ms. Meeks has published extensively and is an accomplished speaker. Ms. Meeks was selected to serve as a Trustee as a result of her board and executive level leadership experience and her extensive financial industry, marketing and strategy expertise. Ms. Meeks has been a Trustee since July 2018. Ms. Meeks is a two-time graduate of the University of Mississippi, where she received an undergraduate degree in banking and finance and an MBA in finance.

Ms. Mary M. Morrow – Ms. Morrow has over 25 years of experience in customer service, processing operations, and systems implementation experience both in the managed care and financial services arenas. Prior to work in the managed care arena, Mr. Morrow served as the Vice President in charge of Business Applications for a large mutual fund company and as a Senior Vice President of Transfer Agency Operations for a mutual fund services provider. She was selected to serve as a Trustee of the Trust based primarily on her significant corporate experience as well as her operational knowledge of mutual fund operations. Ms. Morrow has been a Trustee since November 2013. Ms. Morrow also serves as Chair of the Nominating Committee.

C.	Risk Management

The overall management and affairs of the Trust are supervised by the Board. The Board consists of three individuals. The Trustees are fiduciaries and are governed by the laws of the State of Ohio in this regard. The Board establishes policies for the operation of the Trust and appoints the officers who conduct the daily business of the Trust. The Board provides oversight over the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various officers and service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In all cases, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of five Independent Trustees – Mr. John C. Davis, Mr. Walter Grimm, Ms. Lori Kaiser, Ms. Janet S. Meeks and Ms. Mary Morrow – and one Interested Trustee – Mr. Robert G. Dorsey. Accordingly, five-sixths of the members of the Board are Independent Trustees and are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series. The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail below. Each of the Audit Committee and Nominating Committee is comprised entirely of Independent Trustees. The Valuation Committee is comprised of all of the Trustees of the Trust, including the Independent Trustees, plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Nominating Committee and the Valuation Committee as described below:

●	The Audit Committee consists of all of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board.

●	The Nominating Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for identifying and nominating Trustee candidates to the full Board. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Trust.

●	The Valuation Committee consists of all of the Trustees plus the Trust’s President/Principal Executive Officer and its Treasurer/Principal Financial Officer. Non-Trustee members of the Valuation Committee serve as non-voting members. The Valuation Committee is responsible for reviewing and approving fair valuation determinations pursuant to the Trust’s Portfolio Valuation Procedures. As part of its function, the Valuation Committee considers all fair value pricing methodologies proposed by the Pricing Review Committee (comprised of various officers of the Trust, Ultimus representatives, and representatives of the adviser, as necessary), and approves such methodologies, and any amendments thereto, before they are implemented.

The Audit Committee generally meets at least annually. The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Nominating Committee and Valuation Committee meet as needed. The Committees report directly to the Board. For the fiscal year ended August 31, 2019, the Audit Committee met seven times, five of which involved matters relating to the Fund. For the fiscal year ended August 31, 2019, the Nominating Committee met two times and the Valuation Committee met four times. The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise. In addition, the inclusion of all Independent Trustees as members of the Audit Committee, Nominating Committee and Valuation Committee allow all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

●	Assess the quality of the information the CCO receives from internal and external sources;

●	Assess how Trust personnel monitor and evaluate risks;

●	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

●	Consider feedback from and provide feedback regarding critical risk issues to administrative and advisory personnel responsible for implementing risk management programs; and

●	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet on a quarterly basis, typically for 1-2 days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees may participate in teleconferences to review and discuss 15(c) materials, and to interview advisers and sub-advisers whose contracts are up for renewal at the next regularly scheduled Board meeting. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

●	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

●	Code of Ethics review

●	NAV Errors, if any

●	Distributor Compliance Reports

●	Timeliness of SEC Filings

●	Dividends and other Distributions

●	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

●	Review of 12b-1 Payments

●	Multiple Class Expense Reports

●	Anti-Money Laundering/Customer Identification Reports

●	Administrator and CCO Compliance Reports

●	Market Timing Reports

From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics.

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Nominating Committee will make efforts to identify and solicit qualified minorities and women.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; and the distribution arrangements of the funds. At least annually, the Board conducts an assessment of the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

D.	Trustee Ownership of Shares of the Fund and of the Fund Complex

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2018.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Series Within the Trust**
Interested Trustee
Robert G. Dorsey	None	$50,001 - $100,000
Independent Trustees
John C. Davis	None	None
Walter B. Grimm	None	$10,001 - $50,000
Lori Kaiser	None	None
Janet Smith Meeks	None	None
Mary M. Morrow	None	None

**	The Trust currently consists of 17 series.

Set forth below is the annual compensation paid to the Independent Trustees and by the Trust on an aggregate basis. No Interested Trustee or officer receives compensation from the Trust, although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed. Trustees’ fees and Trustee and officer reimbursable travel expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the Funds in such manner as the Trustees determine to be fair and equitable.

Trustee	Compensation from the Fund	Total Compensation From Trust
Interested Trustee
Robert G. Dorsey	None	None
Independent Trustees
John C. Davis*	$2,500	$37,375
Walter B. Grimm*	$2,500	$37,375
Lori Kaiser*	$2,500	$37,375
Janet Smith-Meeks*	$2,500	$37,375
Mary M. Morrow*	$2,500	$37,375

*	Annual compensation for 2019.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 3, 2019, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of the Fund.

As of December 3, 2019, certain shareholders of record owned 5% or more of the Institutional share class. These shareholders and any shareholder known by the Fund to own 5% or more of the Fund class are listed in the table below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially by any particular investor.

5% Shareholders	Name and Address	Shares	% of Class
TD Ameritrade Inc.	TD Ameritrade Inc. FBO Our Clients	2,450,193.4250	97.67%
	P.O. Box 2226
	Omaha, NE 68103-2226

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 3, 2019, the shareholders that may be deemed to control the Fund are listed in the table below. “Control” for this purpose is the ownership of more than 25% or more of the Fund’s voting securities. The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a) (9) of the 1940 Act. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

	Name and Address	Shares	% of Class
TD Ameritrade Inc.	TD Ameritrade Inc. FBO Our Clients	2,450,193.4250	97.67%
	PO Box 2226
	Omaha, NE 68103-2226

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. For the fiscal years ended August 31, 2019 and 2018, the Fund’s portfolio turnover rate was 121% and 163%, respectively, of the average value of its portfolio. Although the Fund’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that the Fund’s portfolio turnover rate normally will be over 100%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see “Taxes”).

The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC, subject to oversight by the CCO and, ultimately, by the Board.

When you open an account with the Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to confirm the identity of all persons opening an account with the Fund. The Fund reserves the right to (1) refuse, cancel or rescind any purchase order, (2) freeze any account and/or suspend account activities, or (3) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken upon authorization of the Trust’s anti-money laundering officer if they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and for placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers to provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if it determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction, or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. For the fiscal years indicated below, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research services provided by such brokers to the Adviser:

Fiscal Year/Period Ended	Brokerage Commissions
August 31, 2017	$2,006
August 31, 2018	$12,952.80
August 31, 2019	$1,604.78

Purchases and sales of equity securities traded on an exchange are typically executed through broker-dealers that charge a commission. Commission rates are negotiable. Over-the-counter equity transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

The Fund did not own securities of any broker/dealers as of the fiscal year ended August 31, 2019. During the most recent fiscal year ended August 31, 2019, the Fund did not pay any commissions to affiliates.

CODE OF ETHICS

The Trust, the Adviser, and the Fund’s principal underwriter have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at 1-(800)-657-4450.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. The Fund also posts its top ten portfolio positions as well as certain other portfolio characteristics such as sector or geographic weightings as of each month end on its website at www.hedekerwealth.com within 30 days of that month end. The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third-party servicing agents include the Adviser, Distributor, Transfer Agent, fund accountant, administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements with the Fund and their agents, and prospective or newly hired third party servicing agents, including the Adviser. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective third party servicing agents without any time lag. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (1) confidentiality clauses in written agreements, (2) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (3) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (4) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Trust does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances, portfolio holdings as of a month end will be supplied within approximately 25 days after that month end. The Rating Agencies may make the Fund’s top portfolio holdings and other portfolio characteristics available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser, nor any of their affiliates receives any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. Prior to disclosing portfolio holdings information to Rating Agencies, the CCO must find that: (1) the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and (2) the disclosure is in the best interests of shareholders.

Upon approval of the CCO, the Fund may also disclose portfolio information pursuant to regulatory request, court order or other legal proceeding.

The Trustees have adopted Portfolio Holdings Disclosure Policies (“Disclosure Policies”) detailing the circumstances under which the Fund’s portfolio holdings may be disclosed to third parties. The Disclosure Policies permit the Fund to adopt its own portfolio holdings disclosure policies, as set forth herein, that are consistent with the Disclosure Policies (“Fund Policies”). Prior to approving the Disclosure Policies and the Fund Policies, the Trustees considered the circumstances under which the Fund may disclose its portfolio holdings as well as conflicts of interest between the Fund’s shareholders and the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser, or the Distributor resulting from such disclosures (“Conflicts”), and determined that the disclosure of portfolio holdings information under such circumstances were in the best interests of the Fund.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the CCO and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which it intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement and any Conflicts to determine whether the arrangement is in the best interest of Fund shareholders. Additionally, the Adviser and any of its affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

To oversee the Disclosure Policies and the Fund Policies, the Trustees consider reports and recommendations by the CCO regarding the adequacy and implementation of the compliance programs of the Trust and its service procedures adopted pursuant to Rule 38a-1 under the 1940 Act. The Trustees reserve the right to amend the Disclosure Policies at any time without prior notice to shareholders in their sole discretion

DETERMINATION OF NET ASSET VALUE

You may purchase or redeem shares of the Fund class at the net asset value of those shares next calculated after the Transfer Agent receives your request in proper form, plus (or minus, in the case of a redemption) any applicable sales charge. For information concerning the purchase, redemption, and exchanges of Fund shares, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The Fund may authorize one or more brokers and other intermediaries to receive, on its behalf, purchase and redemption orders. Such brokers would be permitted to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund class’ net asset value next computed, plus (or minus, in the case of a redemption), after the orders are received by an authorized broker or such broker’s authorized designee, and accepted by the Fund.

The price (net asset value) of the shares of the Fund class is determined as of the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern Time on each day the Trust is open for business. The Trust is open for business on every day on which the NYSE is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security (including an exchange traded fund) is generally valued by a pricing service at the last quoted sale price provided by market in which the security principally trades. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Shares of mutual funds are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the NYSE, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of each Fund class is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

When market quotations are not readily available, when the Adviser determines that the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined in good faith according to procedures established by and subject to review by the Board. The Board annually approves the pricing services used by the fund accounting agent. “When-issued” or “TBA” debt securities are debt securities traded prior to the time they are issued. If the pricing service does not provide a price for these securities they will be valued at fair value consistent with the Trust’s valuation procedures. A Pricing Committee is convened to determine a security’s fair value, as needed. Fair valued securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

The NAV per share of each Fund class is determined by taking the market value of that Fund class’ total assets (including interest and dividends accrued but not yet received), subtracting the class’ liabilities (including accrued expenses), and then dividing the result (net assets) by the number of outstanding shares of the Fund class at such time. Institutional Shares are offered for purchase at their Net Asset Value per Share which is calculated as follows:

Net Asset Value Per Share	=	Net Assets
Shares Outstanding

REDEMPTION IN KIND

The Fund intends to redeem shares in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash, which is referred to as a “redemption in kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make redemptions in kind (by exchanging shares for securities rather than cash). Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Trust’s approved pricing agents. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the then current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its taxable dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the applicable Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

●	Derive at least 90% of its gross income each taxable year from (collectively, “Qualifying Income”): (1) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) ); and (2) net income from a qualified publicly traded partnership (the “Income Requirement”). A qualified publicly traded partnership (“QPTP) is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1);

●	Diversify its assets so that at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other registered investment companies, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs, (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs (the “Asset Diversification Requirement”); and

●	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if the Fund fails the Income Requirement test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (1) the Fund satisfies certain procedural requirements and (2) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (1) the Fund’s non-qualifying gross income exceeds (2) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if the Fund fails the Asset Diversification Requirement as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the Fund’s failure to satisfy the Asset Diversification Requirement at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (1) one percent of the total value of the Fund’s assets at the end of such quarter and (2) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Requirement, or otherwise satisfies the Asset Diversification Requirement.

In the case of a failure to satisfy the Asset Diversification Requirement at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the Asset Diversification Requirement as of the end of such quarter if (1) the Fund satisfies certain procedural requirements; (2) the Fund’s failure to satisfy the Asset Diversification Requirement is due to reasonable cause and not due to willful neglect; and (3) within six months of the last day of the quarter in which the Fund identifies that it failed the Asset Diversification Requirement (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the Asset Diversification Requirement, or otherwise satisfies the Asset Diversification Requirement. However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the Asset Diversification Requirement during the period for which the Asset Diversification Requirement was not met. However, in all events, such tax will not be less than $50,000.

The Fund intends to distribute net investment income on a monthly basis. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. It is anticipated that a substantial portion of the Fund’s net interest income will be exempt from Federal income tax other than the Federal alternative minimum tax (“AMT”). Generally, you are not subject to Federal income tax on the Fund’s distributions of its tax-exempt interest income other than the AMT.

The Fund’s distributions of taxable interest, other investment income and short-term capital gain, whether or not reinvested, are taxable to you as ordinary income, except as described below.

The Fund will normally distribute net realized capital gains, if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. The Fund’s taxable distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates for Federal income tax purposes; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates for Federal income tax purposes regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Taxable Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the taxable dividends the Fund pays (other than capital gain distributions and any dividends received from any REIT in which the Fund invests) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the AMT.

A portion of the periodic returns distributed to the Fund by entities in which it invests may be attributable to return of capital. The Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of the Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax-deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;

(2)	Return of capital paid by the Fund to its shareholders is also a tax-deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to the Fund by an entity in which it invests or by the Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s taxable distributions are taxable to you in the year you received them. However, any taxable dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Capital losses incurred generally may be carried forward to offset any capital gains. The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning.

As of August 31, 2019, the Fund had available for tax purposes unused capital loss carryforwards of $675,566 and $1,559,786, respectively, of short-term and long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, safekeeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

For its custodial services, the custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate: of 0.01% of the first $250 million of the Fund’s market value; 0.0075% of the next $250 million of the Fund’s market value; and 0.0050% of the Funds’ market value in excess of $500 million. The custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees. The fees paid to the custodian by the Fund are subject to a $300 monthly minimum fee per Fund account.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Ultimus serves as Transfer Agent and shareholder services agent, fund accounting agent, and administrator for the Fund.

As transfer agent and shareholder services agent, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. As fund accounting agent, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. As administrative services agent for the Trust, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus prepares tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board.

For its transfer agency services to the Fund, Ultimus receives a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Ultimus is also entitled to receive additional amounts that may be activity or time-based charges, account/transaction fees related to the administration of the Trust’s Anti-Money Laundering Compliance Program plus reimbursement for out-of-pocket expenses. For its administration services, fund accounting services, and compliance services to the Fund, Ultimus receives a monthly fee and a scaling, asset-based fee. In addition, the Fund pays Ultimus’ out-of-pocket expenses including, but not limited to, literature fulfillment services; statement, confirmation and tax form production; record storage, telephone and mailing charges, bank fees; special reports; edgarization and typesetting fees, daily portfolio price quotation, performance and reporting services.

The following table provides information regarding transfer agent, fund accounting, fund administration and compliance services fees paid by the Fund during the fiscal periods indicated.

Fiscal Year/Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Fund Administration Services	Fees Paid for Compliance Services
August 31, 2017(1)	$8,355	$21,200	$29,609	$4,177
August 31, 2018	$12,000	$33,902	$55,013	$5,823
August 31, 2019	$12,000(2)	$37,156(2)	$60,061(2)	$6,000(2)

(1)	For the period December 21, 2016 (commencement of operations) to August 31, 2017.

(2)	As of August 31, 2019, the Fund owed the Administrator $9,979 for these services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young, LLP, 221 East 4th Street, Suite 2900, Cincinnati, OH 45202, has been selected as the Independent Registered Public Accounting Firm for the Fund for its fiscal year ending August 31, 2020. Ernst & Young, LLP provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is the exclusive agent for distribution of shares of the Fund. Under the Distribution Agreement, the Distributor is obligated to sell the shares of the Fund on a best efforts basis. Shares of the Fund are offered to the public on a continuous basis.

Pursuant to the Distribution Agreement between the Distributor, the Trust, and the Adviser, the Distributor also agrees to (1) review all proposed advertising materials and sales literature for compliance with applicable laws and regulations, and file with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations; (2) enter into agreements with such qualified broker-dealers and other financial intermediaries (the “Financial Intermediaries”), as requested by the Fund in order that such Financial Intermediaries may sell shares of the Fund; (3) prepare reports for the Board regarding its activities under the agreement and payments made under the Fund’s Rule 12b-1 Distribution Plan, if applicable, as from time to time shall be reasonably requested by the Board; and (4) monitor amounts paid under Rule 12b-1 plans, if applicable, and pursuant to sales loads to ensure compliance with applicable FINRA rules. For these services, the Adviser pays the Distributor a monthly base fee.

PROXY VOTING POLICIES

The Trust and the Adviser have each adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser. In each case, proxies will be voted in accordance with the Adviser’s proxy voting policy, subject to the supervision of the Board.

The Trust’s policy provides that if a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust’s principal underwriter, or an affiliated person of the Fund, the Adviser, or a principal underwriter and that of the Fund (a “Conflict”), the Adviser shall resolve such conflict by: (1) voting the proxy consistent with a pre-determined voting policy for various types of proposals (“Pre-Determined Voting Policy”) if the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question; or (2) disclosing the conflict to the Board and obtaining the Board’s consent to the proposed vote prior to voting on such proposal if the Adviser has discretion to deviate from its Pre-Determined Voting Policy or does not maintain a Pre-Determined Voting Policy. Under the policy, the Board may vote a proxy subject to a Conflict disclosed by the Adviser based on the recommendation of an independent third party.

The Adviser’s proxy voting policies and procedures state that all proxies are considered and voted on a case-by-case basis. In voting proxies on behalf of clients, the Adviser is guided by general fiduciary principles and its goal is to act prudently and solely in the best interest of its shareholders. The Adviser relies on its portfolio manager(s) to make the final decision on how to cast proxy votes consistent with the Adviser’s proxy voting procedures.

When exercising its voting responsibilities, the Adviser generally votes with management on governance matters that foster good corporate governance practices (e.g., the election of directors if a majority of the board of directors will continue to be comprised of independent directors). With respect to matters relating to capital structure, the Adviser will typically support any offer to repurchase shares and any proposal to increase authorized common shares or to issue a new class of securities if shareholder interests are not disadvantaged. The Adviser, however, will generally vote against: (1) equity compensation that it believes to be excessive or that significantly dilutes shareholder equity; (2) any proposal that limits shareholder rights; and (3) any proposal that discourages a takeover of a company.

Information regarding how the Fund voted proxies relating to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services at 1-(800)-657-4450; and (2) on the SECs website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended August 31, 2019, and the report of Ernst & Young, LLP, independent registered public accounting firm, including the financial highlights, are included in the Fund’s Annual Report to shareholders, and are incorporated by reference and made a part of this document. The Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2019, has been previously sent to shareholders of the Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the SEC. You can obtain a copy of the Annual Report without charge by calling Shareholder Services at 1-(800)-654-4450 or upon written request to:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

P.O. Box 46707

Cincinnati, Ohio 45246-0707

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s Investors Service, Inc.

Aaa

Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note	Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.
C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D	Default. Securities are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% – 90% of such outstanding amounts and ‘D’ the lowest recovery potential, i.e. below 50%.

Preferred Stock

Moody’s Investors Service, Inc.

aaa

An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

b

An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note	Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Services

AAA	This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
AA

A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC

Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.
C	A preferred stock rated C is a nonpaying issue.
D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.
N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s Investors Service, Inc.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
	●	Leading market positions in well-established industries.
	●	High rates of return on funds employed.
	●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
	●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
	●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F1

Obligations assigned this rating have the highest capacity for timely repayment under Fitch’s national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a “+” is added to the assigned rating.

F2

Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as ‘F1’ and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3

Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B

Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C	Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

PART C: OTHER INFORMATION

Item 28.	Exhibits
(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”) as filed with the State of Ohio on September 27, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

(a)(2)	Amendment No. 1 to Trust Instrument as filed with the State of Ohio on November 13, 2013 (“Amendment No. 1”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(3)	Amendment No. 2 to Trust Instrument as filed with the State of Ohio on December 2, 2013 (“Amendment No. 2”) (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(a)(4)	Amendment No. 3 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(a)(5)	Amendment No. 4 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(6)	Amendment No. 5 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(a)(7)	Amendment No. 6 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(a)(8)	Amendment No. 7 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(a)(9)	Amendment No. 8 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(a)(10)	Amendment No. 9 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(a)(11)	Amendment No. 10 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(a)(12)	Amendment No. 11 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(a)(13)	Amendment No. 12 to Trust Instrument as filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(a)(14)	Amendment No. 13 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(a)(15)	Amendment No. 14 to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(a)(16)	Amendment No. 15 (form of) to Trust Instrument filed with the State of Ohio – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(b)(1)	By-Laws adopted as of September 18, 2013 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-1A on October 1, 2013.)

 1

Item 28.	Exhibits
(b)(2)	Amendment No. 1 to By-Laws adopted as of November 18, 2013 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 41 on December 27, 2017.)

(b)(3)	Amendment No. 2 to By-Laws adopted as of June 16, 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(c)	Instruments Defining Rights of Shareholders – incorporated by reference to the Trust Instrument, Amendment No. 1, Amendment No. 2, the By-Laws and Amendment No.1 to the By-Laws.

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of First Security Municipal Bond Fund, and First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(d)(3)	Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(d)(4)	Form of Investment Advisory Agreement between the Registrant and Preserver Partners, LLC, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(5)	Form of Sub-Advisory Agreement between Preserver Partners, LLC and Semper Capital Management, L.P., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(d)(6)	Investment Advisory Agreement between the Registrant and Canterbury Investment Management, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(d)(7)	Form of Investment Advisory Agreement between the Registrant and Hedeker Wealth LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(d)(8)	Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(d)(8)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund and Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(d)(9)	Investment Advisory Agreement between the Registrant, on behalf of the Reynders McVeigh Core Equity Fund and Reynders McVeigh Capital Management, LLC dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(d)(10)	Investment Advisory Agreement between the Registrant, on behalf of the Alta Quality Growth Fund and Alta Capital Management, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

 2

Item 28.	Exhibits
(d)(11)	Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund and Fuller & Thaler Asset Management, Inc. dated December 19, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(d)(12)	Investment Advisory Agreement (form of) between the Registrant, on behalf of the Guardian Dividend Growth Fund and Guardian Capital LP dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(d)(13)	Investment Advisory Agreement between the Registrant, on behalf of the Cornerstone Capital Access Impact Fund and Cornerstone Capital Inc. dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(14)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and ARK Investment Management, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(15)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and Green Alpha Advisors, LLC dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(16)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and KBI Global Investors (North America) Ltd dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(17)	Investment Sub-Advisory Agreement between Cornerstone Capital Inc. and RBC Global Asset Management (UK) Limited dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(18)	Investment Sub-Advisory Agreement (form of) between Cornerstone Capital Inc. and Schroders Investment Management North America Inc. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(19)	Investment Sub-Sub-Advisory Agreement (form of) between Schroders Investment Management North America Inc. and Schroders Investment Management North America Ltd. dated September 30, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(d)(20)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Guardian Fundamental Global Equity Fund, and Alta Capital Management, LLC dated December 12, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(e)(1)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(e)(2)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(e)(3)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

 3

Item 28.	Exhibits
(e)(4)	Form of Distribution Agreement between the Registrant and Unified Financial Securities, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(e)(5)	Distribution Agreement between the Registrant, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(6)	Distribution Agreement between the Registrant, on behalf of the First Security Municipal Bond Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(7)	Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Core Equity Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(e)(8)	Distribution Agreement between the Registrant, on behalf of the Preserver Alternative Opportunities Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(9)	Distribution Agreement between the Registrant, on behalf of the Canterbury Portfolio Thermostat Fund, and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(e)(10)	Form of Distribution Agreement between the Registrant, on behalf of the Hedeker Strategic Appreciation Fund, and Ultimus Fund Distributors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(e)(11)	First Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(12)	Second Amendment to the Distribution Agreement between the Registrant, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(e)(13)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders McVeigh Core Equity Fund dated December 10, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(e)(14)	Distribution Agreement between the Registrant, Alta Capital Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(e)(15)	Amendment to the Distribution Agreement between the Registrant, on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC dated December 18, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(e)(16)	Distribution Agreement between the Registrant, Alta Capital Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Alta Quality Growth Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

 4

Item 28.	Exhibits
(e)(17)	Distribution Agreement between the Registrant, Canterbury Investment Management, LLC and Unified Financial Securities, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(18)	Distribution Agreement between the Registrant, Fuller & Thaler Asset Management, Inc. and Unified Financial Securities, LLC on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(19)	Distribution Agreement between the Registrant, Hedeker Wealth LLC and Ultimus Fund Distributors, LLC on behalf of the Hedeker Strategic Appreciation Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(20)	Distribution Agreement between the Registrant, Meritage Portfolio Management, Inc. and Unified Financial Securities, LLC on behalf of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(21)	Distribution Agreement between the Registrant, Preserver Partners, LLC and Unified Financial Securities, LLC on behalf of the Preserver Alternative Opportunities Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(22)	Distribution Agreement between the Registrant, Reynders, McVeigh Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Reynders, McVeigh Core Equity Fund dated February 1, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(23)	Distribution Agreement (form of) between the Registrant, Guardian Capital LP and Ultimus Fund Distributors, LLC on behalf of the Guardian Dividend Growth Fund dated March 14, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(e)(24)	Distribution Agreement between the Registrant, Cornerstone Capital Inc. and Ultimus Fund Distributors, LLC on behalf of the Cornerstone Capital Access Impact Fund dated September 10, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(e)(25)	Amendment (form of) dated December 12, 2019 to the Distribution Agreement dated February 1, 2019 between the Registrant, Alta Capital Management, LLC and Ultimus Fund Distributors, LLC on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)(1)	Custody Agreement between the Registrant and The Huntington National Bank, on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(g)(2)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(g)(3)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

 5

Item 28.	Exhibits
(g)(4)	Form of Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(g)(5)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(g)(6)	Form of Custody Agreement between the Registrant and Huntington National Bank, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(g)(7)	Amended Appendix B to the Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(g)(8)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(g)(9)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(g)(10)	Amendment to Appendix B of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(11)	Amendment to Appendix D - Fee Schedule of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank on behalf of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(g)(12)	Custody Agreement between the Registrant and the Huntington National Bank, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(g)(13)	Amendment to Appendix A and Appendix B dated December 12, 2019 of the Custody Agreement dated December 18, 2018 between the Registrant and the Huntington National Bank, on behalf of the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

 6

Item 28.	Exhibits
(g)(14)	Special Custody Account Pledge and Control Agreement between the Registrant, the Huntington National Bank, and Interactive Brokers, LLC on behalf of the Hedeker Strategic Appreciation Fund dated March 19, 2019 – filed herewith.

(h)(1)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund, (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(2)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(h)(3)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(4)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(h)(5)	Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(6)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(h)(7)	Form of Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc., on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(8)	Form of Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(h)(9)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 13 on December 23, 2015.)

(h)(10)	Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC, on behalf of the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(11)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(h)(12)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

 7

Item 28.	Exhibits
(h)(13)	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(14)	Form of Expense Limitation Agreement between the Registrant and Hedeker Wealth LLC, with respect to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(15)	Form of Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(h)(16)	Expense Limitation Agreement between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(17)	Amended and Restated Administrative Services Plan on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(h)(18)	Form of Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 29 on December 29, 2016.)

(h)(19)	Expense Limitation Agreement between the Registrant and First Security Fund Advisors, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(h)(20)	First Amendment dated October 1, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(21)	Letter Agreement dated November 9, 2017 between the Registrant, Ultimus Fund Solutions, LLC and Fuller & Thaler Asset Management, Inc. to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Fuller & Thaler Funds – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(22)	First Amendment dated October 1, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC on behalf of the Hedeker Strategic Appreciation Fund and the Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(23)	Amended and Restated Administrative Services Plan dated December 20, 2017 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(24)	Expense Limitation Agreement effective December 20, 2017 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(25)	Second Amendment dated December 14, 2017 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

 8

Item 28.	Exhibits
(h)(26)	Second Amendment dated December 14, 2017 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Hedeker Strategic Appreciation Fund, the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(h)(27)	Expense Limitation Agreement between the Registrant and Preserver Partners, LLC with respect to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 42 on December 28, 2017.)

(h)(28)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 43 on December 29, 2017.)

(h)(29)	Expense Limitation Agreement between the Registrant and Meritage Portfolio Management, Inc. with respect to the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 49 on June 4, 2018.)

(h)(30)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(31)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the Canterbury Portfolio Thermostat Fund dated June 14, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

(h)(32)	Expense Limitation Agreement between the Registrant and First Security Fund Advisers, Inc. with respect to the First Security Municipal Bond Fund – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(33)	Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Asset Services, LLC on behalf of the First Security Municipal Bond Fund dated June 14, 2018 – (Exhibit incorporated herein by referenced as filed to Registrant’s Post-Effective Amendment No. 52 on August 27, 2018.)

(h)(34)	Administrative Services Plan dated December 10, 2018 on behalf of the Reynders McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(35)	Expense Limitation Agreement between the Registrant and Reynders, McVeigh Capital Management, LLC with respect to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(36)	Amendment dated December 10, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(h)(37)	Amendment dated December 10, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

 9

Item 28.	Exhibits
(h)(38)	Expense Limitation Agreement between the Registrant and Alta Capital Capital Management, LLC with respect to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(39)	Amendment dated December 18, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(40)	Amendment dated December 18, 2018 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Alta Quality Growth Fund, Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(h)(41)	Amended and Restated Administrative Services Plan dated December 18, 2018 on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(42)	Expense Limitation Agreement effective December 19, 2018 between the Registrant and Fuller & Thaler Asset Management, Inc. with respect to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(43)	Amendment dated December 19, 2018 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(h)(44)	Expense Limitation Agreement between the Registrant and Hedeker Wealth, LLC on behalf of the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(h)(45)	Expense Limitation Agreement dated December 31, 2018 between the Registrant and Preserver Partners, LLC on behalf of the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 62 on December 28, 2018.)

(h)(46)	Amended and Restated Expense Limitation Agreement dated December 18, 2018 between the Registrant and Meritage Portfolio Management, Inc. on behalf of the Meritage Growth Equity Fund, the Meritage Value Equity Fund and the Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(h)(47)	Expense Limitation Agreement (form of) between the Registrant and Guardian Capital LP with respect to the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(48)	Amendment dated March 14, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

 10

Item 28.	Exhibits
(h)(49)	Amendment dated March 14, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Dividend Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(50)	Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated March 15, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(h)(51)	Expense Limitation Agreement between the Registrant and Canterbury Investment Management, LLC with respect to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 77 on August 28, 2019.)

(h)(52)	Expense Limitation Agreement between the Registrant and Cornerstone Capital Inc. with respect to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(53)	Amendment dated September 10, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(54)	Amendment dated September 10, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(h)(55)	Expense Limitation Agreement dated December 12, 2019 between the Registrant and Alta Capital, LLC with respect to the Guardian Fundamental Global Equity Fund and the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(56)	Amendment dated December 12, 2019 to the Master Services Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(57)	Amendment dated December 12, 2019 to the Compliance Consulting Agreement dated December 21, 2016 between the Registrant and Ultimus Fund Solutions, LLC, on behalf of the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(58)	SEC Jurisdictional Documents – Representations of Alta Capital Management, LLC and GuardCap Asset Management Limited dated March 18, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(59)	Participating Affiliate Memorandum of Understanding between and among Alta Capital Management, LLC, Guardian Capital LP and GuardCap Asset Management Limited dated November 27, 2019 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(h)(60)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Hedeker Wealth, LLC with respect to the Hedeker Strategic Appreciation Fund – filed herewith.

(h)(61)	Amendment No. 1 to Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated August 12, 2019 – filed herewith.

 11

Item 28.	Exhibits
(i)(1)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(i)(2)	Opinion and Consent of Counsel by Bernstein, Shur, Sawyer & Nelson, P.A. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(i)(3)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(i)(4)	Opinion of Keating, Muething & Klekamp PLL as to the legality of the securities registered with regard to the Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(i)(5)	Opinion of counsel as to the legality of the securities registered with regard to the Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(i)(6)	Opinion of counsel as to the legality of the securities registered with regard to the Hedeker Strategic Appreciation Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(i)(7)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(i)(8)	Opinion of counsel as to the legality of the securities registered with regard to the Reynders, McVeigh Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 59 on December 10, 2018.)

(i)(9)	Opinion of counsel as to the legality of the securities registered with regard to the Alta Quality Growth Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 60 on December 19, 2018.)

(i)(10)	Opinion of counsel as to the legality of the securities registered with regard to the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(i)(11)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Dividend Growth Fund - (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(i)(12)	Opinion of counsel as to the legality of the securities registered with regard to the Cornerstone Capital Access Impact Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(i)(13)	Opinion of counsel as to the legality of the securities registered with regard to the Guardian Fundamental Global Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(j)(1)	Consent of independent registered public accounting firm – filed herewith.

(k)	Omitted Financial Statements – not applicable.

 12

Item 28.	Exhibits
(l)	Subscription Agreement (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(1)	Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(m)(2)	Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(m)(3)	Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

(m)(4)	Form of Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(m)(5)	Amended and Restated Rule 12b-1 Plan for Investor Shares of Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(6)	Amended and Restated Rule 12b-1 Plan for A Shares of First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(7)	Amended and Restated Rule 12b-1 Plan for A Shares of Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(8)	Amended and Restated Rule 12b-1 Plan for Retail Shares of Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 16 on January 27, 2016.)

(m)(9)	Rule 12b-1 Plan for Investor Shares of Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(m)(10)	Restated Rule 12b-1 Plan for Investor Shares of Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(m)(11)	Restated Rule 12b-1 Plan dated December 20, 2017 for Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(m)(12)	Restated Rule 12b-1 Plan dated December 18, 2018 for A Shares, C Shares and Investor Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(n)(1)	Rule 18f-3 Plan for Meritage Growth Equity Fund, Meritage Value Equity Fund, and Meritage Yield-Focus Equity Fund (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(n)(2)	Rule 18f-3 Plan for First Security Municipal Bond Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(n)(3)	Rule 18f-3 Plan for Fuller & Thaler Behavioral Core Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 2 on Form N-14/A on September 18, 2015.)

 13

Item 28.	Exhibits
(n)(4)	Rule 18f-3 Plan for Preserver Alternative Opportunities Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(n)(5)	Rule 18f-3 Plan for Canterbury Portfolio Thermostat Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(n)(6)	Amended and Restated Rule 18f-3 Plan for Fuller & Thaler Behavioral Small-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(n)(7)	Amended and Restated Rule 18f-3 Plan dated December 20, 2017 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, the Fuller & Thaler Behavioral Small-Cap Growth Fund and the Fuller & Thaler Behavioral Mid-Cap Value Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(n)(8)	Amended and Restated Rule 18f-3 Plan dated December 18, 2018 for the Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, Fuller & Thaler Behavioral Micro-Cap Equity Fund – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 61 on December 19, 2018.)

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(2)	Code of Ethics of Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(3)	Code of Ethics of Unified Financial Securities, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(p)(4)	Code of Ethics of First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

(p)(5)	Code of Ethics of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(p)(6)	Code of Ethics of Preserver Partners, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(p)(7)	Code of Ethics of Semper Capital Management, L.P. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(p)(8)	Code of Ethics of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 77 on August 28, 2019.)

(p)(9)	Code of Ethics of Hedeker Wealth LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 27 on December 22, 2016.)

(p)(10)	Code of Ethics of Ultimus Fund Distributors, LLC and Unified Financial Securities, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(p)(11)	Code of Ethics of Fuller & Thaler Asset Management, Inc. dated June 2017 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

 14

Item 28.	Exhibits
(p)(12)	Code of Ethics of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 55 on September 25, 2018).

(p)(13)	Code of Ethics of Alta Capital Management, LLC as amended July 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(p)(14)	Code of Ethics of Fuller & Thaler Asset Management, Inc. dated September 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 57 on October 5, 2018).

(p)(15)	Code of Ethics of Preserver Partners, LLC dated February 1, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 62 on December 28, 2018.)

(p)(16)	Code of Ethics of Meritage Portfolio Management, Inc. dated September 20, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(p)(17)	Code of Ethics of Hedeker Wealth, LLC dated July 2, 2018 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(p)(18)	Code of Ethics of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(p)(19)	Code of Ethics of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(20)	Code of Ethics of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(21)	Code of Ethics of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(22)	Code of Ethics of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(23)	Code of Ethics of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(24)	Code of Ethics of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(25)	Code of Ethics of Schroders Investment Management North America Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(p)(26)	Code of Ethics of GuardCap Asset Management Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(q)(1)	Proxy Voting Policy and Procedures for the Registrant (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(2)	Proxy Voting Policy and Procedures for Meritage Portfolio Management, Inc. (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(q)(3)	Proxy Voting Policy and Procedures for First Security Fund Advisers, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 5 on May 20, 2015.)

 15

Item 28.	Exhibits
(q)(3)	Proxy Voting Policy and Procedures for Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 9 on October 13, 2015.)

(q)(4)	Proxy Voting Policy and Procedures of Preserver Partners, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(q)(5)	Proxy Voting Policy and Procedures of Semper Capital Management, L.P. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 11 on November 9, 2015.)

(q)(6)	Proxy Voting Policy and Procedures of Canterbury Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 21 on April 11, 2016.)

(q)(7)	Proxy Voting Policy and Procedures of Hedeker Wealth LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 33 on January 30, 2017.)

(q)(8)	Proxy Voting Policy and Procedures of Fuller & Thaler Asset Management, Inc. dated January 2017 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 40 on December 20, 2017.)

(q)(9)	Proxy Voting Policy and Procedures of Reynders, McVeigh Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 55 on September 25, 2018).

(q)(10)	Proxy Voting Policy and Procedures of Alta Capital Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 85 on December 16, 2019.)

(q)(11)	Proxy Voting Policy and Procedures dated January 2018 of Fuller & Thaler Asset Management, Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 57 on October 5, 2018).

(q)(12)	Proxy Voting Policy and Procedures of Meritage Portfolio Management, Inc. dated August 2016 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 63 on December 28, 2018.)

(q)(13)	Proxy Voting Policy of Hedeker Wealth, LLC dated November 13, 2017 – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 64 on December 31, 2018).

(q)(14)	Proxy Voting Policy and Procedures of Guardian Capital LP – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 74 on April 16, 2019.)

(q)(15)	Proxy Voting Policy and Procedures of Cornerstone Capital Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(16)	Proxy Voting Policy and Procedures of ARK Investment Management, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(17)	Proxy Voting Policy and Procedures of Green Alpha Advisors, LLC – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(18)	Proxy Voting Policy and Procedures of KBI Global Investors (North America) Ltd – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(19)	Proxy Voting Policy and Procedures of RBC Global Asset Management (UK) Limited – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

(q)(20)	Proxy Voting Policy and Procedures of Schroders Investment Management North America Inc. – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 81 on October 1, 2019.)

 16

Item 28.	Exhibits
(r)(1)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young (Exhibit incorporated herein by reference as filed to Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A on December 12, 2013.)

(r)(2)	Powers of Attorney for Walter B. Grimm, Mary M. Morrow and R. Jeffrey Young – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 23 on August 26, 2016.)

(r)(3)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm and Mary Madick Morrow – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 35 on August 25, 2017.)

(r)(4)	Powers of Attorney for Robert G. Dorsey, Walter B. Grimm, Mary Madick Morrow, John C. Davis, Lori Kaiser and Janet S. Meeks – (Exhibit incorporated herein by reference as filed to Registrant’s Post-Effective Amendment No. 51 on August 27, 2018.)

Item 29. Persons Controlled by or under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

(k)	Article VI, Section 6.4 of the Agreement and Declaration of Trust of the Registrant, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Agreement and Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

 17

(b)       Section 7 of the Investment Advisory Agreement between the Registrant, on behalf of the Hedeker Strategic Appreciation Fund provides that:

The Adviser shall indemnify the Trust, each Fund and the Trust’s officers, directors, employees, affiliates and agents (each, a “Trust Indemnitee”) for, and shall defend and hold each Trust Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Trust Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Trust under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Trust’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or the Trust’s reckless disregard of its duties or obligations under this Agreement.

The Trust shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

Upon the assertion of a claim for which a party may be required to indemnify an Trust Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

I       Sections 4.3 through 4.5 of the Distribution Agreement between the Registrant and Unified Financial Securities, LLC provide that:

Trust Indemnification. The Trust will indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of the Trust, or arise out of, or are based upon, information furnished by or on behalf of the Trust filed in any state in order to qualify the Shares under the securities or blue sky laws thereof (“Blue Sky Application”), or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Trust shall not be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Trust by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

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The Trust shall not indemnify any person pursuant to this Section 4.3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of obligations and duties, under this Agreement (“disabling conduct”) or, in the absence of such a decision, a reasonable determination (based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of Trustees who are neither “interested persons” of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or in a written opinion by an independent legal counsel retained by the Trust.

The Trust shall advance attorneys’ fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 4.3, so long as such person shall: (i) undertake to repay all such advances unless it is ultimately determined that he is entitled to indemnification hereunder; and (ii) provide security for such undertaking, or the Trust shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of disinterested non-party Trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.

Distributor’s Indemnification. The Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations and warranties in Section 4.2 hereof, or the willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any of its several officers and Trustees by, or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.

General Indemnity Provisions. No indemnifying party shall be liable under its indemnity agreement contained in Section 4.3 or 4.4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.

(d) Sections 11.3 through 11.5 of the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC provide that:

Each party (the “Indemnifying Party”) agrees to indemnify, defend, and protect the other party, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Notwithstanding the foregoing provisions, the Trust, a Fund, or the Advisor shall indemnify Distributor for Distributor’s Losses arising from circumstances under Section 11.2.A.

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Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

Dealer Agreement Indemnification. Distributor acknowledges and agrees that certain dealers require that Distributor enter into dealer agreements (the “Non-Standard Dealer Agreements”) that contain certain representations, undertakings, and indemnification that are not included in the Distributor’s standard dealer agreement (the “Standard Dealer Agreement”).

To the extent that Distributor is requested or required by the Trust to enter into any Non-Standard Dealer Agreement, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard Dealer Agreement; (b) any representations made by the Distributor in any Non-Standard Dealer Agreement to the extent that the Distributor is not required to make such representations in the Standard Dealer Agreement; or (c) any indemnification provided by the Distributor under a Non-Standard Dealer Agreement to the extent that such indemnification is beyond the indemnification the Distributor provides to intermediaries in the Standard Dealer Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non-Standard Dealer Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard Dealer Agreement.

The provisions of this Section 11 shall survive termination of this Agreement.

Item 31. Business and other Connections of the Investment Adviser

Each Adviser to the Registrant is registered under the Investment Advisers Act of 1940. The current Uniform Application for Investment Adviser Registration (“Form ADV”) filed with the SEC by each Adviser is incorporated by reference in response to this item. A list of each Adviser’s File No. and CRD No. is below. The current Form ADV may be accessed through the SEC’s website at https://www.adviserinfo.sec.gov/.

Adviser	File No.	CRD No.
Meritage Portfolio Management, Inc.	801-39348	107177
Fuller & Thaler Asset Management, Inc.	801-43915	107033
Preserver Partners, LLC	801-106636	152356
Canterbury Investment Management, LLC	801-61876	125680
Hedeker Wealth LLC	801-61654	124341
Reynders, McVeigh Capital Management, LLC	801-64812	137342
Alta Capital Management, LLC	801-50778	106786
Guardian Capital LP	801-56081	105078
Cornerstone Capital Inc.	801-80216	169232
ARK Investment Management, LLC	801-79081	169525
Green Alpha Advisors, LLC	801-77535	144413
KBI Global Investors (North America) Ltd	801-60358	113606
RBC Global Asset Management (U.S.) Inc.	801-20303	107173
Schroder Investment Management North America Inc.	801-15834	105820
Schroder Investment Management North America Ltd	801-37163	106585

Item 32. Principal Underwriters

(a)	Unified Financial Securities, LLC and Ultimus Fund Distributors, LLC serve as the principal underwriters of the Registrant.

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Unified Financial Securities, LLC also serves as principal underwriter for the following investment companies: Yorktown Funds, Bruce Fund, Inc., HC Capital Trust, Commonwealth International Series Trust, Cross Shore Discovery Fund, Unified Series Trust and Valued Advisers Trust.

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	Schwartz Investment Trust
Papp Investment Trust	CM Advisors Family of Funds
AlphaMark Investment Trust	Ultimus Managers Trust
Chesapeake Investment Trust	The Cutler Trust
The First Western Funds Trust	Eubel Brady & Suttman Mutual Fund Trust
The Investment House Funds	Centaur Mutual Funds Trust
Hussman Investment Trust	Peachtree Alternative Strategies Fund
Oak Associates Funds	Conestoga Funds
Unified Series Trust	Caldwell & Orkin Funds, Inc.
Valued Advisers Trust	FSI Low Beta Absolute Return Fund
Seagull Bryant & Hamill Trust	STAAR Investment Trust

(b)	The officers of Unified Financial Securities, LLC are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
Kevin Guerette[1]	President	None
Karyn Cunningham[2]	Assistant Vice President and Financial Operations Principal	None
Stephen L. Preston[1]	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Anti-Money Laundering Officer
Douglas K. Jones[1]	Vice President	None

1	The principal business address of this individual is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
2	The principal business address of this individual is 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

The following list sets forth the directors and executive officers of Ultimus Fund Distributors, LLC.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable

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Item 33. Location of Accounts and Records

(1)	Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC (a wholly owned subsidiary of Ultimus Fund Solutions, LLC), maintain all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and transfer agency services it provides to the Registrant. Ultimus Fund Solutions, LLC and Ultimus Asset Services, LLC are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	The Huntington National Bank maintains all Records relating to the custodial services it provides to the Registrant. The Huntington National Bank is located at 41 S. High Street, Columbus, Ohio 43215.

(3)	Unified Financial Securities, LLC maintains all Records relating to the distribution services it provides to the Registrant. Unified Financial Securities, LLC is located at 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

(4)	Meritage Portfolio Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Meritage Portfolio Management, Inc. is located at 7500 College Boulevard, Suite 1212, Overland Park, Kansas, 66210.

(5)	Fuller & Thaler Asset Management, Inc. maintains all Records relating to the advisory services it provides to the Registrant. Fuller & Thaler Asset Management, Inc. is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

(6)	Preserver Partners, LLC maintains all Records relating to the advisory services it provides to the Registrant. PreserverPartners, LLC is located at 8700 Trail Lake Drive West, Suite 105, Memphis, Tennessee 38125.

(7)	Canterbury Investment Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Canterbury Investment Management, LLC is located at 23 East Cedar Street, Zionsville, Indiana 46077.

(8)	Hedeker Wealth LLC, maintains all Records relating to the advisory services it provides to the Registrant. Hedeker Wealth LLC is located at One Overlook Point, Suite 610, Lincolnshire, Illinois 60069.

(9)	Reynders, McVeigh Capital Management, LLC, maintains all Records relating to the advisory services it provides to the Registrant. Reynders, McVeigh Capital Management, LLC is located at 121 High Street, 4th Floor, Boston, MA 02110.

(10)	Alta Capital Management, LLC maintains all Records relating to the advisory services it provides to the Registrant. Alta Capital Management, LLC is located at 6440 South Wasatch Boulevard, Suite 260, Salt Lake City, Utah 84121.

(11)	Ultimus Fund Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(12)	Guardian Capital LP maintains all Records relating to the advisory services it provides to the Registrant. Guardian Capital LP is located at Commerce Court West, 199 Bay Street, Suite 3100, P.O. Box 201, Toronto, Ontario M5L 1E8.

(13)	Cornerstone Capital Inc. maintains all Records relating to the advisory services it provides to the Registrant. Cornerstone Capital Inc. is located at 550 Fifth Avenue, 11th Floor, New York, NY 10036.

(14)	ARK Investment Management, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. ARK Investment Management, LLC is located at 3 E. 28th Street, Floor 7, New York, NY 10016.

(15)	Green Alpha Advisors, LLC maintains all Records relating to the sub-advisory services it provides to the Registrant. Green Alpha Advisors, LLC is located at 263 2nd Ave, Suite 106B, Niwot, CO 80544.

(16)	KBI Global Investors (North America) Ltd maintains all Records relating to the sub-advisory services it provides to the Registrant. KBI Global Investors (North America) Ltd is located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1.

(17)	RBC Global Asset Management (U.S.) Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. RBC Global Asset Management (U.S.) Inc. is located at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402.

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(18)	Schroder Investment Management North America Inc. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Inc. is located at 7 Bryant Park, 19th Floor, New York, NY 10018.

(19)	Schroder Investment Management North America Ltd. maintains all Records relating to the sub-advisory services it provides to the Registrant. Schroder Investment Management North America Ltd is located at 1 London Wall Place, London, EC2Y 5AU.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (File No. 333-191495) and the Investment Company Act of 1940 (File No. 811-22895), the Registrant, Capitol Series Trust, has duly caused this Post-Effective Amendment No. 86 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio, on the 30th day of December, 2019.

Capitol Series Trust
(Registrant)

/s/ Matthew Beck
Matthew Beck
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 86 to the Registration Statement has been signed below by the following persons in the capacities and on the 30th day of December, 2019:

Signature	Title

*	Trustee and Chair
Walter B. Grimm

*	Trustee
Mary Madick Morrow

*	Trustee
Robert G. Dorsey

*	Trustee
Lori Kaiser

*	Trustee
Janet S. Meeks

*	Trustee
John C. Davis

/s/ Matthew J. Miller	President and Chief Executive Officer
Matthew J. Miller

/s/ Zachary P. Richmond	Treasurer and Chief Financial Officer
Zachary P. Richmond

/s/ Tiffany R. Franklin
* By: Tiffany R. Franklin Power of Attorney

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Exhibits

No.	Description
(g)(14)	Special Custody Account Pledge and Control Agreement between the Registrant, the Huntington National Bank, and Interactive Brokers, LLC on behalf of the Hedeker Strategic Appreciation Fund dated March 19, 2019
(h)(60)	Expense Limitation Agreement dated December 12, 2019 and effective December 31, 2019 between the Registrant and Hedeker Wealth, LLC with respect to the Hedeker Strategic Appreciation Fund
(h)(61)	Amendment No. 1 to Revolving Credit Agreement between the Registrant and The Huntington National Bank on behalf of the Hedeker Strategic Appreciation Fund dated August 12, 2019
(j)(1)	Consent of independent registered public accounting firm

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